UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06279

Harris Associates Investment Trust
(Exact name of registrant as specified in charter)

111 South Wacker Drive, Suite 4600 Chicago, Illinois			60606-4319
(Address of principal executive offices)			(Zip code)

Kristi L. Rowsell Harris Associates L.P. 111 South Wacker Drive, Suite 4600 Chicago, Illinois 60606		Ndenisarya M. Bregasi K&L Gates LLP 1601 K Street, NW Washington, DC 20006
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 646-3600

Date of fiscal year end:	9/30/16

Date of reporting period:	3/31/16

Item 1. Reports to Shareholders.

OAKMARK FUNDS

SEMI-ANNUAL REPORT | MARCH 31, 2016

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Oakmark Funds

2016 Semi-Annual Report

TABLE OF CONTENTS

Fund Expenses	1
Commentary on Oakmark and Oakmark Select Funds	2
Oakmark Fund
Summary Information	4
Portfolio Manager Commentary	5
Schedule of Investments	6
Oakmark Select Fund
Summary Information	8
Portfolio Manager Commentary	9
Schedule of Investments	10
Oakmark Equity and Income Fund
Summary Information	12
Portfolio Manager Commentary	13
Schedule of Investments	15
Oakmark Global Fund
Summary Information	22
Portfolio Manager Commentary	23
Schedule of Investments	25
Oakmark Global Select Fund
Summary Information	28
Portfolio Manager Commentary	29
Schedule of Investments	30
Oakmark International Fund
Summary Information	32
Portfolio Manager Commentary	33
Schedule of Investments	34
Oakmark International Small Cap Fund
Summary Information	38
Portfolio Manager Commentary	39
Schedule of Investments	40
Financial Statements
Statements of Assets and Liabilities	44
Statements of Operations	46
Statements of Changes in Net Assets	48
Notes to Financial Statements	55
Financial Highlights	66
Disclosures and Endnotes	76
Trustees and Officers	78

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe",

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

OAKMARK FUNDS

Fund Expenses (Unaudited)

A shareholder of each Fund incurs ongoing costs, including investment advisory fees, transfer agent fees and other Fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

The following table provides information about actual account values and actual Fund expenses as well as hypothetical account values and hypothetical fund expenses for shares of each Fund.

ACTUAL EXPENSES

The following table shows the expenses a shareholder would have paid on a $1,000 investment in each Fund from October 1, 2015 to March 31, 2016, as well as how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses. A shareholder can estimate expenses incurred for the period by dividing the account value at March 31, 2016, by $1,000 and multiplying the result by the number in the "Actual—Expenses Paid During Period" column shown below.

Shares of Oakmark International Small Cap Fund, invested for 90 days or less, may be charged a 2% redemption fee upon redemption. Please consult the Funds' prospectus at Oakmark.com for more information.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The following table provides information about hypothetical account values and hypothetical expenses for shares of each Fund based on actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or actual expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the "Hypothetical—Expenses Paid During Period" column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, the total costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period*	Ending Account Value (3/31/16)	Expenses Paid During Period*	Annualized Expense Ratio
Oakmark Fund
Class I	$1,000.00	$1,039.90	$4.49	$1,020.60	$4.45	0.88%
Class II	$1,000.00	$1,038.10	$6.17	$1,018.95	$6.11	1.21%
Oakmark Select Fund
Class I	$1,000.00	$1,009.60	$4.87	$1,020.15	$4.90	0.97%
Class II	$1,000.00	$1,007.70	$6.68	$1,018.35	$6.71	1.33%
Oakmark Equity and Income Fund
Class I	$1,000.00	$1,023.30	$3.95	$1,021.10	$3.94	0.78%
Class II	$1,000.00	$1,021.40	$5.71	$1,019.35	$5.70	1.13%
Oakmark Global Fund
Class I	$1,000.00	$981.60	$5.70	$1,019.25	$5.81	1.15%
Class II	$1,000.00	$980.00	$7.43	$1,017.50	$7.57	1.50%
Oakmark Global Select Fund
Class I	$1,000.00	$1,033.20	$5.85	$1,019.25	$5.81	1.15%
Oakmark International Fund
Class I	$1,000.00	$1,020.90	$4.95	$1,020.10	$4.95	0.98%
Class II	$1,000.00	$1,019.20	$6.76	$1,018.30	$6.76	1.34%
Oakmark International Small Cap Fund
Class I	$1,000.00	$1,006.90	$6.97	$1,018.05	$7.01	1.39%
Class II	$1,000.00	$1,006.20	$8.58	$1,016.45	$8.62	1.71%

*  Expenses for each share class is equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year divided by 365 (to reflect one-half year period)

Oakmark.com 1

Oakmark and Oakmark Select Funds  March 31, 2016

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

Last month, I had a Q&A session with John Rotonti of The Motley Fool. I thought John's questions gave an unusually good opportunity to explain how we at Oakmark approach investment decision making. What follows is an excerpt from that interview. The full interview is available at Oakmark.com.

John Rotonti: What's your definition of a high-quality business?

Bill Nygren: Oakmark would consider a business to be high-quality if it had many of the following attributes:

•  high return on incremental invested capital

•  high free cash generation

•  above-average growth opportunities

•  competitive advantage not subject to replication

•  low cyclicality

•  low risk of obsolescence

I'm no doubt missing other important characteristics, but you get the idea. More importantly, however, is that there is a big difference between a high-quality business and a great stock, and that difference is stock price. Just as consumers do, we are always making trade-offs between price and quality.

John Rotonti: What's your definition of a high-quality management team?

Bill Nygren: I think all investors would agree that a very important measure of a management team is its ability to maximize long-term returns for the business. It is rare that we disagree with the consensus on how well management runs the business. The issue we spend a great deal of time analyzing—that many other investors gloss over—is how a manager allocates capital.

If you buy a stock expecting to sell it after the next earnings release, capital allocation barely matters. But if you buy a stock expecting to hold it for five years, like we do, capital allocation becomes critically important. We define good capital allocators as always searching for the option that maximizes long-term risk-adjusted return. That means thinking like an owner, not a professional manager. A professional manager is almost always focused on making the company bigger—effectively focusing on the numerator. An owner pays just as much attention to the denominator, meaning maximizing per-share values.

John Rotonti: Do you think there's one source of competitive advantage that's stronger and more enduring than others?

Bill Nygren: As soon as it is obvious that a business is successful (meaning it earns a higher return than its cost of capital), other businesses begin trying to replicate that success. The most obvious enduring protection is a patent that can't be bypassed (think pharmaceuticals), which gives relative certainty to monopoly status until expiration. Unfortunately, most investors recognize and are willing to pay for that advantage. Other competitive advantages we like are brand names, high switching costs, and scale. The longer I've been at this, the more respect I gain for corporate culture being a sustainable advantage. One would think that Liberty Media's (NASDAQ: LMCA) singular focus on per-share value, 3G's focus on cost reduction, or Goldman Sachs's (NYSE: GS) focus on hiring the best and brightest ought to be easily copied, but it isn't. I think that an advantaged corporate culture is the "moat" that is most often available for free.

John Rotonti: Now a few questions on valuation. In a previous conversation, you told me that your preferred method for estimating intrinsic value is to look at recent acquisition multiples for comparable businesses and that you use discounted cash flow analysis just as a sanity check. For businesses that don't have comparable acquisition multiples (such as Apple (NASDAQ: AAPL), Google holding company Alphabet (NASDAQ: GOOG) (NASDAQ: GOOGL), or Amazon (NASDAQ: AMZN)), what's your next preferred method?

Bill Nygren: Our preferred method is not encompassed by one summary statistic. We want to apply the statistic(s) that best captures each company's unique value. We owned Amazon most of last year—an odd holding for a value manager given a P/E1 ratio of several hundred. The metric that gave us confidence that Amazon was cheaper than other retailers was enterprise value divided by sales. It seemed odd to us that Amazon, growing sales at 20%-plus annually, was priced at a smaller percentage of sales than were average brick-and-mortar stores. Other investors were focused on Amazon's low margin; we believed forfeiting a year of earnings was a small price to pay to grow more than 2000 basis points faster than competitors.

In the case of Google, now Alphabet, we use a sum-of-the-parts approach explicitly valuing cash, cumulative investments in venture cap-like projects, and YouTube valued at a similar price-to-hours-watched ratio as other media companies. We then apply an appropriate multiple to search EBITA2 considering its low incremental capital needs, high market share, and strong industry tailwind.

John Rotonti: Are there ways of identifying what I'll call non-GAAP compounders, and is this something you try to do? These are fast-growth companies that are investing heavily today so they may not be generating a GAAP profit. I think some metrics to focus on may be customer retention and market share.

Bill Nygren: Any time you can identify a measure of value that isn't earnings-based, you have the potential to see value compounding where investors focused on reported earnings don't

2 OAKMARK FUNDS

Oakmark and Oakmark Select Funds  March 31, 2016

Portfolio Manager Commentary (continued)

see it. Examples we have profited from include using price-to-sales3 to identify value growth at Amazon, using price-to-subscriber to value cable TV or programming companies, price-to- EBITDA plus R&D for drug companies. All can be examples of businesses where growth capital is invested through the income statement rather than being capitalized.

John Rotonti: From what I can tell, you have tended to sell once a stock price approaches your estimate of fair value. Is this always the case, or are there some companies that you consider of such high quality that you would consider holding as long as the valuation does not balloon outside a zone of reasonableness?

Bill Nygren: When we purchase a stock at Oakmark, we set a sell target that is based on our best estimate of the value of that company. Our value estimate incorporates our belief about how the business quality compares to other businesses—higher-quality companies would benefit from higher multiples used to set sell targets. While we own a stock, the analyst's job is to constantly refine and update our estimate of fundamental value, and thus the sell target. When that target is reached, unless we are delaying the sale to allow a gain to benefit from lower long-term capital gain tax rates, we sell.

Investing is always about opportunity cost—by definition, having your assets invested in a specific portfolio of stocks means you have no capital remaining for the stocks not in the portfolio. One of the all-time great investors, Charlie Munger, is constantly reminding us that some conclusions are easier to reach if we invert our thinking. So let's assume we want to hold stocks of great businesses when they appear fully valued. The capital used to make room for holding those stocks means you no longer have as much capital to buy all the stocks you have identified as undervalued. You would effectively be saying that a fully valued stock is a superior investment to an undervalued stock. The only way that could be true is if you didn't build in an appropriate multiple premium for a great business when setting your sell target. I think it is a very risky game for a value investor to become a momentum investor once a stock has reached its sell target.

John Rotonti: Do you meet with management?

Bill Nygren: Yes, we meet with almost every management we invest with.

When I joined Harris Associates (the advisor to the Oakmark Funds) in 1983, my boss asked me to go to a due diligence meeting for an IPO and report back. Upon returning, I told him the CEO was extremely impressive. He leaned back in his chair, took a big puff of his cigar, and then said, "I don't want you giving your opinion on a CEO until you've seen 100 of them. Only then can you start to tell the top from the bottom decile. Of course they are impressive, how do you think they get to be CEOs?"

Though I didn't appreciate his comment at the time, the more years that have passed, the more I see the wisdom in what he said. It is too easy to complete all your work on a company, then meet management and convince yourself they are exceptional. Rating managements effectively requires just as much rigor as does a valuation model.

We have specific goals of what we want to learn from management meetings. As long-term holders, our questions are never about next quarter or the outlook for the year. We are trying to learn how they think, what their long-term goals are, how they are incentivized, and how they will judge their own success or failure. It is a very different conversation than we would have if we were trying to refine our earnings estimate. Think about the questions you would ask someone you didn't know personally who wanted you to become their business partner—that is the direction our conversations normally go.

Just like our valuation models aren't always perfect, neither are our qualitative assessments of managements. But if you judge our success against a goal of being directionally right more often than not, I believe getting to know management teams has been very additive to our process.

John Rotonti: Do you have any performance metrics that you prefer management compensation be based on?

Bill Nygren: We have one objective when looking at management compensation: We want to believe that they will maximize their personal economics by maximizing the long-term return on the stock. For that reason, we prefer performance metrics that drive fundamental value and that they be measured on a per-share basis. It is easy to make a company bigger by diluting the shareholders. Every management team says they want to maximize shareholder value; the elite management teams maximize per-share value.

John Rotonti: When we experience a broad market sell-off (say 20% or 30% or more), what are you looking to buy first? Do you buy more of your core holdings? Do you look to purchase shares of businesses that may have been on your watch list but the valuation never made sense? Do you go first to the companies offering the largest margin of safety?

Bill Nygren: People who own the Oakmark Funds expect us to be reasonably fully invested most of the time. They are hiring us to find stocks that are better than the average stock, not to guess future stock market direction. In an ideal world, our investors would respond to a 20% correction by giving us more money to capitalize on the price decline. But unfortunately, very few investors behave that way. The result is that when the market corrects, we rarely have much new cash to invest. So our process is the same whether stocks are down 20% or up 20%. We want our assets invested in the stocks that have the best risk-adjusted expected returns. We are always looking for opportunities to sell stocks at or near our estimate of value and reinvest those funds in stocks selling well below our value estimate. Large market moves often create more pricing variations one stock to the next, so we tend to be more active after bigger market moves.

Oakmark.com 3

Oakmark Fund  March 31, 2016

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/16)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Fund (Class I)	-0.62%	-4.00%	10.07%	11.35%	8.02%	12.35%	08/05/91
S&P 500 Index	1.35%	1.78%	11.82%	11.58%	7.01%	9.26%
Dow Jones Industrial Average[5]	2.20%	2.08%	9.29%	10.27%	7.54%	10.06%
Lipper Large Cap Value Funds Index[6]	0.84%	-2.78%	8.90%	9.00%	5.34%	8.45%
Oakmark Fund (Class II)	-0.73%	-4.34%	9.71%	10.99%	7.68%	7.13%	04/05/01

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[7]	% of Net Assets
General Electric Co.	3.0
Bank of America Corp.	3.0
Citigroup, Inc.	2.6
MasterCard, Inc., Class A	2.6
Alphabet Inc., Class C	2.5
Apache Corp.	2.5
American International Group, Inc.	2.5
Visa, Inc., Class A	2.5
JPMorgan Chase & Co.	2.4
Intel Corp.	2.4
FUND STATISTICS
Ticker	OAKMX
Inception	08/05/1991
Number of Equity Holdings	51
Net Assets	$15.6 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$116.7 billion
Median Market Cap	$44.6 billion
Portfolio Turnover (for the 6-months ended 03/31/16)	14%
Expense Ratio - Class I (as of 09/30/15)	0.85%
SECTOR ALLOCATION	% of Net Assets
Financials	29.7
Information Technology	27.0
Industrials	11.0
Consumer Discretionary	10.6
Energy	6.1
Health Care	4.7
Consumer Staples	4.6
Materials	1.6
Short-Term Investments and Other	4.7

4 OAKMARK FUNDS

Oakmark Fund  March 31, 2016

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Kevin Grant, CFA

Portfolio Manager

oakmx@oakmark.com

The Oakmark Fund declined 1% in the first quarter of 2016, and it lagged behind the 1% gain for the S&P 5004. While the broader market increased only modestly from the first day of the quarter to the last, a closer look shows heightened intra-quarter volatility, with a 10% decline during the first half of the quarter followed by a swift recovery during the second half. Not surprisingly, oil prices followed a similar pattern, and the Fund's energy stocks increased from their early quarter lows. Interest rates remained at decades-low levels during the quarter, fueling "lower for longer" concerns, which along with worries about energy exposure added further pressure to the Fund's financial stocks. At Oakmark, we remain focused on assessing the long-term underlying value of businesses, which we believe are much less volatile than stock prices. As such, the financial sector's pronounced weakness has made the segment more attractive to us, and despite recent share price declines, financial companies still represent almost one-third of the Fund's equity holdings.

Our biggest contributing sectors for the first quarter were industrials and information technology, while Whirlpool and Cummins were the top individual contributors. The Fund's worst contributing sectors for the quarter were financials and materials, and our worst contributing securities were Bank of America and Citigroup.

There were no new additions to the portfolio during the first quarter, and we eliminated positions in General Mills, American Express, Union Pacific and Chesapeake Energy. General Mills has provided favorable returns since we added the stock in early 2014, and we sold our position as the share price approached our estimate of intrinsic value. When a business doesn't meet our expectations, we reduce our intrinsic value estimate accordingly, and the remaining three eliminations fall into that category. Selling our positions in American Express, Union Pacific and Chesapeake Energy allowed us to take tax losses while reinvesting proceeds into businesses in which we have more long-term confidence. Specifically, Chesapeake Energy has been a poor performer as oil prices have dropped from over $100 per barrel to less than $40 per barrel. Therefore, we swapped our Chesapeake holdings for other energy holdings that are also undervalued based on expected cost-cutting and higher commodity prices, but have what we believe are stronger balance sheets.

Oakmark.com 5

Oakmark Fund  March 31, 2016 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.3%
FINANCIALS - 29.7%
DIVERSIFIED FINANCIALS - 11.9%
State Street Corp. Asset Management & Custody Banks	5,955	$348,487
Capital One Financial Corp. Consumer Finance	4,713	326,644
Ally Financial, Inc. (a) Consumer Finance	15,674	293,417
The Goldman Sachs Group, Inc. Investment Banking & Brokerage	1,705	267,651
Bank of New York Mellon Corp. Asset Management & Custody Banks	6,320	232,752
Franklin Resources, Inc. Asset Management & Custody Banks	5,139	200,659
T Rowe Price Group, Inc. Asset Management & Custody Banks	2,447	179,741
		1,849,351
BANKS - 9.7%
Bank of America Corp. Diversified Banks	34,800	470,496
Citigroup, Inc. Diversified Banks	9,730	406,227
JPMorgan Chase & Co. Diversified Banks	6,390	378,416
Wells Fargo & Co. Diversified Banks	5,170	250,021
		1,505,160
INSURANCE - 8.1%
American International Group, Inc. Multi-line Insurance	7,155	386,728
Aflac, Inc. Life & Health Insurance	5,520	348,533
Aon PLC Insurance Brokers	3,020	315,439
Principal Financial Group, Inc. Life & Health Insurance	5,489	216,553
		1,267,253
		4,621,764
	Shares	Value
INFORMATION TECHNOLOGY - 27.0%
SOFTWARE & SERVICES - 15.3%
MasterCard, Inc., Class A Data Processing & Outsourced Services	4,250	$401,625
Alphabet, Inc., Class C (a) Internet Software & Services	524	389,981
Visa, Inc., Class A Data Processing & Outsourced Services	5,010	383,165
Oracle Corp. Systems Software	8,945	365,940
Automatic Data Processing, Inc. Data Processing & Outsourced Services	4,000	358,840
Microsoft Corp. Systems Software	6,300	347,949
Alphabet, Inc., Class A (a) Internet Software & Services	182	138,541
		2,386,041
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.5%
Intel Corp. Semiconductors	11,580	374,613
Texas Instruments, Inc. Semiconductors	6,140	352,559
QUALCOMM, Inc. Semiconductors	4,745	242,659
Applied Materials, Inc. Semiconductor Equipment	9,060	191,891
		1,161,722
TECHNOLOGY HARDWARE & EQUIPMENT - 4.2%
Apple, Inc. Technology Hardware, Storage & Peripherals	3,247	353,891
TE Connectivity, Ltd. Electronic Manufacturing Services	4,936	305,615
		659,506
		4,207,269
INDUSTRIALS - 11.0%
CAPITAL GOODS - 8.9%
General Electric Co. Industrial Conglomerates	14,900	473,671
Caterpillar, Inc. Construction Machinery & Heavy Trucks	4,200	321,468
Cummins, Inc. Construction Machinery & Heavy Trucks	2,900	318,826
Parker-Hannifin Corp. Industrial Machinery	2,439	270,953
		1,384,918
TRANSPORTATION - 2.1%
FedEx Corp. Air Freight & Logistics	2,000	325,440
		1,710,358

See accompanying Notes to Financial Statements.

6 OAKMARK FUNDS

Oakmark Fund  March 31, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 95.3% (continued)
CONSUMER DISCRETIONARY - 10.6%
AUTOMOBILES & COMPONENTS - 3.8%
General Motors Co. Automobile Manufacturers	7,650	$240,439
Fiat Chrysler Automobiles N.V. Automobile Manufacturers	24,400	196,664
Harley-Davidson, Inc. Motorcycle Manufacturers	2,902	148,960
		586,063
MEDIA - 2.7%
News Corp., Class A Publishing	19,104	243,959
Comcast Corp., Class A Cable & Satellite	2,944	179,832
		423,791
CONSUMER DURABLES & APPAREL - 2.2%
Whirlpool Corp. Household Appliances	1,950	351,663
RETAILING - 1.9%
Liberty Interactive Corp. QVC Group, Class A (a) Catalog Retail	11,691	295,196
		1,656,713
ENERGY - 6.1%
Apache Corp. Oil & Gas Exploration & Production	7,940	387,546
Anadarko Petroleum Corp. Oil & Gas Exploration & Production	5,100	237,507
Halliburton Co. Oil & Gas Equipment & Services	6,601	235,787
National Oilwell Varco, Inc. Oil & Gas Equipment & Services	3,102	96,457
		957,297
HEALTH CARE - 4.7%
HEALTH CARE EQUIPMENT & SERVICES - 3.3%
UnitedHealth Group, Inc. Managed Health Care	2,520	324,828
Medtronic PLC Health Care Equipment	2,490	186,750
		511,578
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.4%
Sanofi (b) Pharmaceuticals	5,470	219,675
		731,253
	Shares	Value
CONSUMER STAPLES - 4.6%
FOOD, BEVERAGE & TOBACCO - 3.2%
Nestle SA (b) Packaged Foods & Meats	3,440	$256,658
Diageo PLC (b) Distillers & Vintners	2,250	242,708
		499,366
HOUSEHOLD & PERSONAL PRODUCTS - 1.4%
Unilever PLC (b) Personal Products	4,763	215,192
		714,558
MATERIALS - 1.6%
Monsanto Co. Fertilizers & Agricultural Chemicals	2,900	254,446
TOTAL COMMON STOCKS - 95.3% (COST $11,124,765)		14,853,658
	Par Value	Value
SHORT TERM INVESTMENTS - 3.8%
U.S. GOVERNMENT BILLS - 2.6%
United States Treasury Bills, 0.15% - 0.25%, due 04/07/16 - 04/28/16 (c) (Cost $399,969)	$400,000	399,969
REPURCHASE AGREEMENT - 1.2%
Fixed Income Clearing Corp. Repurchase Agreement, 0.10% dated 03/31/16 due 04/01/16, repurchase price $194,659, collateralized by a United States Treasury Note, 1.875%, due 10/31/22, value plus accrued interest of $198,554 (Cost: $194,659)	194,659	194,659
TOTAL SHORT TERM INVESTMENTS - 3.8% (COST $594,628)		594,628
TOTAL INVESTMENTS - 99.1% (COST $11,719,393)		15,448,286
Foreign Currencies (Cost $0) - 0.0% (d)		0 (e)
Other Assets In Excess of Liabilities - 0.9%		139,645
TOTAL NET ASSETS - 100.0%		$15,587,931

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(d)  Amount rounds to less than 0.1%.

(e)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

Oakmark.com 7

Oakmark Select Fund  March 31, 2016

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/16)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Select Fund (Class I)	-5.56%	-8.04%	10.09%	10.86%	6.46%	12.18%	11/01/96
S&P 500 Index	1.35%	1.78%	11.82%	11.58%	7.01%	7.67%
Lipper Multi-Cap Value Funds Index[8]	1.08%	-4.69%	8.36%	8.48%	4.81%	7.12%
Oakmark Select Fund (Class II)	-5.65%	-8.36%	9.74%	10.51%	6.16%	8.51%	12/31/99

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[7]	% of Net Assets
General Electric Co.	8.5
Alphabet Inc., Class C	8.4
TE Connectivity, Ltd.	6.1
American International Group, Inc.	6.1
JPMorgan Chase & Co.	5.6
MasterCard, Inc., Class A	5.4
CBRE Group, Inc. Class A	5.3
Bank of America Corp.	5.2
Citigroup, Inc.	5.2
FNF Group	5.0
FUND STATISTICS
Ticker	OAKLX
Inception	11/01/96
Number of Equity Holdings	19
Net Assets	$5.3 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$136.5 billion
Median Market Cap	$38.6 billion
Portfolio Turnover (for the 6-months ended 03/31/16)	9%
Expense Ratio - Class I (as of 09/30/15)	0.95%
SECTOR ALLOCATION	% of Net Assets
Equity Investments
Financials	36.2
Information Technology	28.8
Industrials	8.5
Consumer Discretionary	5.5
Energy	5.3
Utilities	3.7
Materials	3.3
Total Equity Investments	91.3
Preferred Stock	0.1
Fixed Income Investments
Convertible Bonds	2.9
Corporate Bonds	1.6
Total Fixed Income Investments	4.5
Short-Term Investments and Other	4.1

8 OAKMARK FUNDS

Oakmark Select Fund  March 31, 2016

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oaklx@oakmark.com

Win Murray

Portfolio Manager

oaklx@oakmark.com

For the quarter, the Oakmark Select Fund declined 6%, compared to a 1% gain in the S&P 500 Index4. Our financial sector holdings accounted for over 80% of the decline in the Fund this quarter. While we are disappointed with this outcome, we remain confident in our financial holdings and the same process that has delivered success since the Fund's inception.

The three largest detractors from performance were Bank of America (-19%), Citigroup (-19%) and American International Group (-12%). Concerns about the economy and lower near-term expectations for interest rates have pressured financial stock prices broadly, and our holdings were not immune. Importantly, our values already reflect normalized credit losses and relatively minor interest rate increases over the next two years. While stresses in the energy and mining sectors will likely lead to some related credit losses for the banks, we believe the impact to value will prove de minimis as exposures are relatively small across our holdings. Meanwhile, operational performance and capital allocation are tracking with our expectations. Therefore, we view the lower share prices as merely increasing the discount to value at which these already cheap financials were trading, and we remain very confident in these holdings. The management and directors of Bank of America, Citigroup and JP Morgan seem to agree as they personally bought an aggregate $31.5 million of their companies' stock during the first quarter.

Our largest contributors to performance were Oracle (+12%), Apache (+11%) and General Electric (+3%). Oracle has been managing its customers' transition to the cloud largely as we have expected. We believe Apache has the balance sheet and asset quality to survive this downturn in oil and gas prices, and we continue to like what the new management team is doing to preserve and grow per share value. GE has been a welcome port in the recent market storm as it has benefitted from company-specific improvements in margins and capital allocation, and it has enjoyed well-deserved multiple expansion from its reduced dependence on earnings from GE Capital.

While there were no new companies purchased in the quarter, recent volatility in the equity and fixed income markets allowed us to purchase securities within the capital structure of two existing holdings in a way that maintained upside to these undervalued companies and added downside protection, while also providing a tax benefit. In the case of Chesapeake Energy, we purchased bonds at prices that offered similar upside to the equity, despite higher seniority in the capital structure, while capturing a tax loss on the sale of equity. Similarly, we have increased our position in Fiat Chrysler mandatory convertible bonds at prices that preserved the upside of the equity with the added benefit of downside protection through a unique conversion feature, purchased at minimal additional cost, while capturing a tax loss as we sold a corresponding dollar amount of Fiat Chrysler equity. In January, we also sold Ferrari shares upon distribution from Fiat Chrysler because the shares were near our estimate of intrinsic value. We used the proceeds to purchase a like dollar amount of Fiat Chrysler shares, which were selling at a much larger discount to our estimate of value.

Thank you for your continued investment in the Fund.

Oakmark.com 9

Oakmark Select Fund  March 31, 2016 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 91.3%
FINANCIALS - 36.2%
BANKS - 15.9%
JPMorgan Chase & Co. Diversified Banks	5,001	$296,159
Bank of America Corp. Diversified Banks	20,479	276,871
Citigroup, Inc. Diversified Banks	6,577	274,590
		847,620
INSURANCE - 11.1%
American International Group, Inc. Multi-line Insurance	5,980	323,230
FNF Group Property & Casualty Insurance	7,821	265,139
		588,369
REAL ESTATE - 5.3%
CBRE Group, Inc., Class A (a) Real Estate Services	9,814	282,839
DIVERSIFIED FINANCIALS - 3.9%
Capital One Financial Corp. Consumer Finance	3,011	208,692
		1,927,520
INFORMATION TECHNOLOGY - 28.8%
SOFTWARE & SERVICES - 18.8%
Alphabet, Inc., Class C (a) Internet Software & Services	604	449,689
MasterCard, Inc., Class A Data Processing & Outsourced Services	3,049	288,131
Oracle Corp. Systems Software	6,377	260,883
		998,703
TECHNOLOGY HARDWARE & EQUIPMENT - 6.1%
TE Connectivity, Ltd. Electronic Manufacturing Services	5,273	326,500
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.9%
Intel Corp. Semiconductors	6,447	208,560
		1,533,763
INDUSTRIALS - 8.5%
CAPITAL GOODS - 8.5%
General Electric Co. Industrial Conglomerates	14,238	452,626
CONSUMER DISCRETIONARY - 5.5%
RETAILING - 4.4%
Liberty Interactive Corp. QVC Group, Class A (a) Catalog Retail	9,214	232,650
	Shares	Value
AUTOMOBILES & COMPONENTS - 1.1%
Fiat Chrysler Automobiles N.V. Automobile Manufacturers	7,348	$59,229
		291,879
ENERGY - 5.3%
Apache Corp. Oil & Gas Exploration & Production	5,251	256,302
Chesapeake Energy Corp. Oil & Gas Exploration & Production	6,360	26,203
		282,505
UTILITIES - 3.7%
Calpine Corp. (a) Independent Power Producers & Energy Traders	13,004	197,277
MATERIALS - 3.3%
Monsanto Co. Fertilizers & Agricultural Chemicals	1,972	173,023
TOTAL COMMON STOCKS - 91.3% (COST $3,581,189)		4,858,593
PREFERRED STOCKS - 0.1%
ENERGY - 0.1%
Chesapeake Energy Corp., 5.75% Oil & Gas Exploration & Production	44	7,596
TOTAL PREFERRED STOCKS - 0.1% (COST $8,311)		7,596
	Par Value	Value
FIXED INCOME - 4.5%
CONVERTIBLE BOND - 2.9%
Fiat Chrysler Automobiles N.V., 7.875%, due 12/15/16 (Cost $155,149)	$215,779	153,055
CORPORATE BONDS - 1.6%
Chesapeake Energy Corp., 144A, 8.00%, due 12/15/22 (b) (Cost $78,872)	175,000	85,750
TOTAL FIXED INCOME - 4.5% (COST $234,021)		238,805

See accompanying Notes to Financial Statements.

10 OAKMARK FUNDS

Oakmark Select Fund  March 31, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT TERM INVESTMENTS - 4.0%
REPURCHASE AGREEMENT - 4.0%
Fixed Income Clearing Corp. Repurchase Agreement, 0.10% dated 03/31/16 due 04/01/16, repurchase price $211,282, collateralized by a United States Treasury Note, 2.375%, due 08/15/24, value plus accrued interest of $215,508 (Cost: $211,282)	$211,282	$211,282
TOTAL SHORT TERM INVESTMENTS - 4.0% (COST $211,282)		211,282
TOTAL INVESTMENTS - 99.9% (COST $4,034,803)		5,316,276
Other Assets In Excess of Liabilities - 0.1%		7,390
TOTAL NET ASSETS - 100.0%		$5,323,666

(a)  Non-income producing security

(b)  See Note 1 in the Notes to Financial Statements regarding restricted securities. These securities may be resold subject to restrictions on resale under federal securities law.

See accompanying Notes to Financial Statements.

Oakmark.com 11

Oakmark Equity and Income Fund  March 31, 2016

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/16)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Equity and Income Fund (Class I)	0.77%	-4.73%	6.35%	6.01%	6.49%	10.07%	11/01/95
Lipper Balanced Funds Index	1.29%	-0.89%	6.09%	6.44%	5.23%	6.67%
S&P 500 Index	1.35%	1.78%	11.82%	11.58%	7.01%	8.39%
Barclays U.S. Govt./Credit Index	3.47%	1.75%	2.42%	4.04%	4.93%	5.53%
Oakmark Equity and Income Fund (Class II)	0.67%	-5.04%	6.00%	5.67%	6.14%	8.23%	07/12/00

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[7]	% of Net Assets
General Motors Co.	4.3
Oracle Corp.	4.1
Bank of America Corp.	3.8
Nestle ADR	3.3
CVS Health Corp.	3.0
TE Connectivity, Ltd.	2.8
Foot Locker, Inc.	2.4
Dover Corp.	2.4
Philip Morris International, Inc.	2.1
MasterCard, Inc., Class A	2.1
FUND STATISTICS
Ticker	OAKBX
Inception	11/01/95
Number of Equity Holdings	46
Net Assets	$17.0 billion
Benchmark	Lipper Balanced Funds Index
Weighted Average Market Cap	$72.2 billion
Median Market Cap	$13.3 billion
Portfolio Turnover (for the 6-months ended 03/31/16)	12%
Expense Ratio - Class I (as of 09/30/15)	0.75%
SECTOR ALLOCATION	% of Net Assets
Equity Investments
Financials	18.3
Consumer Discretionary	11.2
Consumer Staples	10.0
Industrials	10.0
Information Technology	8.9
Energy	2.2
Health Care	1.9
Materials	0.9
Total Equity Investments	63.4
Fixed Income Investments
Corporate Bonds	11.0
Government and Agency Securities	9.1
Asset Backed Securities	0.1
Total Fixed Income Investments	20.2
Short-Term Investments and Other	16.4

12 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2016

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager

oakbx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakbx@oakmark.com

Matthew A. Logan, CFA

Portfolio Manager

oakbx@oakmark.com

Edward J. Wojciechowski, CFA

Portfolio Manager

oakbx@oakmark.com

Rocky Markets, Steady Strategy

The S&P 5004 gained 1% this quarter, a modest increase by historical standards but one few are complaining about given the unusually rough start to the year. Within the first four trading days, the index was down 5% and 2016 took the award for worst-ever start to a year. And it only got worse. By the middle of February, the market had fallen by nearly 11%, driven by fears of a slowing global economy, especially relating to China. If this all sounds familiar, it's because nearly the same thing happened in August 2015: The market plunged 11% due to broadly similar concerns.

We are pleased that the market's rebound throughout the second half of the quarter lifted the Fund to a 1% return for the quarter, and also that the market's earlier decline allowed us to establish positions in four companies at prices that were on average 23% lower than at the start of the year. Investors' occasional manifestations of fear—and greed—often provide us with unusually good opportunities to carry out our disciplined, value-based investment strategy. Typically, that means that we venture toward whatever is out of favor and away from what is in favor. So while the world was fretting about a potential U.S. recession earlier this year, we added four economically sensitive businesses to the portfolio: Citigroup, Comerica, State Street and Jones Lang LaSalle.

It is fair to wonder how economically sensitive businesses fit into a conservative balanced fund. We believe two factors can transform volatile businesses into conservative investments. The first is price. If purchased at a low enough price in relation to estimated value, a cyclical business—like any other—can offer a margin of safety large enough to cushion the investment from many unforeseen negative developments. The second is time. While in the short term the economy—and therefore the earnings of economically sensitive businesses—might be unpredictable, over the long term growth can be more predictable (and so too are the earnings of economically sensitive businesses). The combination of buying at a sufficient discount to value and having a long time horizon—key elements of our overall investment strategy—makes us comfortable investing in businesses that may have volatile year-to-year results.

The fixed income market also presented us with compelling opportunities this quarter. A broad flight to safety caused corporate credit spreads to briefly widen to levels not seen since the financial crisis, which gave us the opportunity to increase our corporate bond portfolio by over 20% during the quarter. We will continue to look for attractive opportunities to increase our fixed income portfolio, but will proceed cautiously as corporate credit spreads need to be wide enough to compensate us for the rise in treasury yields we expect over time.

Though it may be de rigueur for investment managers to proffer macroeconomic prognostications, we neither claim to know, nor do we make an effort to know, how the economy will perform this year or next. But we have great confidence that over the long run, the economy will continue to grow and thus serve as a tailwind to the companies in the Fund. As Warren Buffett said, since 1776 it has never paid to bet against the U.S. And that generally applies to the global economy as well. Inevitably, however, there will be periods when growth slows and even reverses. Such times aren't pleasant, but they don't change our confidence in the ultimate direction of the economy. Seven years ago, this long-term perspective enabled us to confidently execute our investment strategy during the worst economic crisis of our lifetimes, and it continues to serve us well today.

Quarter Review

The Equity and Income Fund returned 1% in the quarter, which was in line with the Lipper Balanced Fund Index9, the Fund's performance benchmark. For the trailing year, the Fund had a loss of 5% versus a loss of 1% for the Lipper Index. Since the Fund's inception in 1995, the annualized compound rate of return is 10%, compared to the Lipper Index return of 7% over the same time period.

Oracle, Philip Morris International, Glencore, Kate Spade and CVS Health led the list of contributors for the quarter. The largest detractors were Bank of America, General Motors, Borg Warner, Goldman Sachs and TD Ameritrade. Financials in general had a difficult quarter, but we remain confident that these stocks are undervalued.

Transaction Activity

As mentioned above, we added four companies to the portfolio. While three of these businesses are banks, each faces different market concerns: emerging market exposure for Citigroup, energy lending for Comerica, and interest rate and market sensitivity for State Street. The fourth addition, commercial real estate services provider Jones Lang LaSalle, is outside of the banking industry, but is also economically sensitive. A summary of each addition is provided below:

Citigroup: We believe that universal banks are significantly undervalued relative to their normalized earnings power. Citigroup's global franchise gives it a unique advantage as the company has more than twice as many country banking licenses and direct local payment network connections as its closest

Oakmark.com 13

Oakmark Equity and Income Fund  March 31, 2016

Portfolio Manager Commentary (continued)

competitor. This unique global reach is an attractive asset that is virtually impossible to replicate in today's regulatory environment, and we believe it makes Citigroup one of the only viable choices for multinational corporations looking for a consolidated banking relationship. We calculate that Citi has meaningful excess capital, which—combined with its significant deferred tax assets—should give its management team various options to increase shareholder value.

Comerica: Comerica is a well-capitalized, middle-market regional bank focused primarily on commercial lending activities. The bank's most distinguishing characteristics are its especially asset-sensitive balance sheet and its low cost deposit base, which we believe will give it pronounced earnings leverage should interest rates eventually rise as we expect. Comerica's exposure to Texas—and by extension, the energy market—has weighed heavily on the company's share price. We have confidence that any credit losses here will be manageable given that only a small portion of the company's overall loan portfolio consists of energy exposure. Plus, the management team has a strong underwriting track record. Trading at a meaningful discount to tangible book value, peer valuations and our assessment of private market value, we believe Comerica is an attractive investment opportunity.

State Street: State Street is one of the world's largest trust banks and asset managers. As a trust bank, the company provides critical back office services to owners of financial assets for which it receives fees. In the process of providing these services, State Street also holds client deposits, which it invests. The resulting spread income significantly drives State Street's earnings. We believe State Street will continue to grow with global financial assets and along the way is returning the vast majority of its earnings to shareholders in the form of dividends and share buybacks. We believe State Street's current valuation is too low for this high-return, growing business.

Jones Lang LaSalle: Jones Lang LaSalle is one of the world's largest commercial real estate services providers. Its scale, along with its product breadth, allows the company to provide differentiated services to large corporate customers, which are increasingly outsourcing real estate management needs. Smaller competitors have difficulty matching this value proposition, giving Jones Lang LaSalle increased market share in what remains a fragmented industry. While commercial real estate markets are inevitably cyclical, an increasing percentage of its revenue comes from recurring sources, and this should dampen the impact of cyclical market swings. We believe we are buying this high-quality, quickly growing franchise at a discount.

The Fund exited eight positions in the quarter. Broadridge and Bruker were both long-tenured holdings with results that validated our investment cases. We thank the management teams of both companies for their contribution to the Fund's success. Another company we exited that contributed to Fund returns was Precision Castparts, which was acquired by Berkshire Hathaway. As mentioned in the past, we seek to minimize taxable events by swapping holdings from loss positions into other holdings that offer similar exposures. This is the approach we took in selling Oceaneering, Rowan, Southern Copper and T. Rowe Price. The final elimination was Knowles, which was a small position received as a spin off from Dover and did not play out as we expected.

As always, we thank our shareholders for entrusting their assets to the Fund and welcome your questions and comments.

14 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2016 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 63.4%
FINANCIALS - 18.3%
BANKS - 7.2%
Bank of America Corp. Diversified Banks	47,925	$647,939
U.S. Bancorp Diversified Banks	5,269	213,889
Wells Fargo & Co. Diversified Banks	3,705	179,183
Comerica, Inc. Diversified Banks	2,460	93,160
Citigroup, Inc. Diversified Banks	2,016	84,185
		1,218,356
DIVERSIFIED FINANCIALS - 5.7%
TD Ameritrade Holding Corp. Investment Banking & Brokerage	9,880	311,519
The Goldman Sachs Group, Inc. Investment Banking & Brokerage	1,568	246,176
Bank of New York Mellon Corp. Asset Management & Custody Banks	5,340	196,689
Ally Financial, Inc. (a) Consumer Finance	6,540	122,431
State Street Corp. Asset Management & Custody Banks	1,551	90,776
		967,591
INSURANCE - 4.3%
FNF Group Property & Casualty Insurance	7,689	260,667
Principal Financial Group, Inc. Life & Health Insurance	6,304	248,685
Reinsurance Group of America, Inc. Reinsurance	2,402	231,202
		740,554
REAL ESTATE - 1.1%
The Howard Hughes Corp. (a) Real Estate Development	732	77,559
Jones Lang LaSalle, Inc. Real Estate Services	490	57,489
Gaming and Leisure Properties, Inc. Specialized REIT's	1,833	56,664
		191,712
		3,118,213
CONSUMER DISCRETIONARY - 11.2%
AUTOMOBILES & COMPONENTS - 6.8%
General Motors Co. Automobile Manufacturers	23,094	725,856
BorgWarner, Inc. Auto Parts & Equipment	7,718	296,383
Lear Corp. Auto Parts & Equipment	1,316	146,348
		1,168,587
	Shares	Value
RETAILING - 3.2%
Foot Locker, Inc. Apparel Retail	6,369	$410,801
HSN, Inc. Catalog Retail	2,491	130,317
		541,118
CONSUMER DURABLES & APPAREL - 1.2%
Kate Spade & Co. (a) Apparel, Accessories & Luxury Goods	5,165	131,818
Carter's, Inc. Apparel, Accessories & Luxury Goods	664	70,004
		201,822
		1,911,527
CONSUMER STAPLES - 10.0%
FOOD, BEVERAGE & TOBACCO - 7.0%
Nestle SA (b) Packaged Foods & Meats	7,520	561,090
Philip Morris International, Inc. Tobacco	3,678	360,858
Diageo PLC (b) Distillers & Vintners	2,441	263,359
		1,185,307
FOOD & STAPLES RETAILING - 3.0%
CVS Health Corp. Drug Retail	4,993	517,877
		1,703,184
INDUSTRIALS - 10.0%
CAPITAL GOODS - 8.3%
Dover Corp. Industrial Machinery	6,366	409,509
Flowserve Corp. (c) Industrial Machinery	5,765	256,013
Rockwell Automation, Inc. Electrical Components & Equipment	2,145	243,994
Parker-Hannifin Corp. Industrial Machinery	1,237	137,461
Oshkosh Corp. Construction Machinery & Heavy Trucks	2,435	99,502
Manitowoc Foodservice, Inc. (a) Industrial Machinery	6,243	92,019
General Electric Co. Industrial Conglomerates	2,820	89,645
WESCO International, Inc. (a) Trading Companies & Distributors	682	37,263
The Manitowoc Co., Inc. Construction Machinery & Heavy Trucks	6,243	27,032
Blount International, Inc. (a) Industrial Machinery	1,913	19,096
		1,411,534

See accompanying Notes to Financial Statements.

Oakmark.com 15

Oakmark Equity and Income Fund  March 31, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 63.4% (continued)
INDUSTRIALS - 10.0% (continued)
TRANSPORTATION - 1.4%
Union Pacific Corp. Railroads	3,086	$245,507
COMMERCIAL & PROFESSIONAL SERVICES - 0.3%
Herman Miller, Inc. Office Services & Supplies	1,350	41,698
		1,698,739
INFORMATION TECHNOLOGY - 8.9%
SOFTWARE & SERVICES - 6.1%
Oracle Corp. Systems Software	16,842	689,006
MasterCard, Inc., Class A Data Processing & Outsourced Services	3,703	349,894
		1,038,900
TECHNOLOGY HARDWARE & EQUIPMENT - 2.8%
TE Connectivity, Ltd. Electronic Manufacturing Services	7,641	473,131
		1,512,031
ENERGY - 2.2%
Baker Hughes, Inc. Oil & Gas Equipment & Services	5,680	248,963
National Oilwell Varco, Inc. Oil & Gas Equipment & Services	3,700	115,057
		364,020
HEALTH CARE - 1.9%
HEALTH CARE EQUIPMENT & SERVICES - 1.9%
UnitedHealth Group, Inc. Managed Health Care	2,445	315,165
MATERIALS - 0.9%
Glencore PLC Diversified Metals & Mining	69,767	157,620
TOTAL COMMON STOCKS - 63.4% (COST $7,611,816)		10,780,499
	Par Value	Value
FIXED INCOME - 20.2%
CORPORATE BONDS - 11.0%
Kinetic Concepts, Inc., 10.50%, due 11/01/18	$47,940	48,060
JPMorgan Chase & Co., 3.15%, due 07/05/16	44,592	44,873
General Motors Co., 4.875%, due 10/02/23	41,400	43,383
Omega Healthcare Investors, Inc., 5.875%, due 03/15/24	39,292	40,689
Express Scripts Holding Co., 2.65%, due 02/15/17	39,310	39,823
	Par Value	Value
Zimmer Biomet Holdings, Inc., 1.45%, due 04/01/17	$37,671	$37,658
The William Carter Co., 5.25%, due 08/15/21	35,137	36,103
CVS Health Corp., 4.00%, due 12/05/23	29,325	32,327
Omnicom Group, Inc., 3.625%, due 05/01/22	30,425	31,938
1011778 BC ULC / New Red Finance, Inc., 144A, 6.00%, due 04/01/22 (d)	29,500	30,680
Bank of America Corp., 5.625%, due 10/14/16	29,855	30,567
Live Nation Entertainment, Inc., 144A, 7.00%, due 09/01/20 (d)	28,930	30,304
General Motors Co., 3.50%, due 10/02/18	29,525	30,223
Toyota Motor Credit Corp., 1.45%, due 01/12/18	29,495	29,645
Credit Suisse Group AG, 144A, 7.50% (d) (e) (f)	30,000	29,505
Expedia, Inc., 144A, 5.00%, due 02/15/26 (d)	28,360	28,403
Activision Blizzard, Inc., 144A, 5.625%, due 09/15/21 (d)	26,745	28,116
Anadarko Petroleum Corp., 5.95%, due 09/15/16	25,736	26,183
CBRE Services, Inc., 5.00%, due 03/15/23	25,239	25,812
E*TRADE Financial Corp., 5.375%, due 11/15/22	24,308	25,675
Boston Scientific Corp., 5.125%, due 01/12/17	24,913	25,613
Credit Suisse Group Funding Guernsey, Ltd., 144A, 3.125%, due 12/10/20 (d)	25,000	24,862
Credit Suisse New York, 1.75%, due 01/29/18	24,700	24,744
Weyerhaeuser Co. REIT, 6.95%, due 08/01/17	22,722	24,120
Penn National Gaming, Inc., 5.875%, due 11/01/21	23,704	23,585
Anthem, Inc., 5.875%, due 06/15/17	22,388	23,546
Anthem, Inc., 2.375%, due 02/15/17	22,690	22,872
Whirlpool Corp., 7.75%, due 07/15/16	22,256	22,652
Pentair Finance SA, 2.90%, due 09/15/18	21,630	21,692
Thermo Fisher Scientific, Inc., 2.25%, due 08/15/16	21,438	21,555
Delphi Corp., 5.00%, due 02/15/23	20,277	21,342
Bank of America Corp., 3.75%, due 07/12/16	20,295	20,443
Centene Corp., 4.75%, due 05/15/22	20,084	20,285
Electronic Arts, Inc., 4.80%, due 03/01/26	19,655	20,208

See accompanying Notes to Financial Statements.

16 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 20.2% (continued)
CORPORATE BONDS - 11.0% (continued)
American International Group, Inc., 3.30%, due 03/01/21	$19,650	$20,090
CBRE Services, Inc., 4.875%, due 03/01/26	19,665	19,795
JPMorgan Chase Bank NA, 1.032%, due 06/14/17 (e)	19,750	19,753
JPMorgan Chase & Co., 1.70%, due 03/01/18	19,665	19,743
Lam Research Corp., 2.75%, due 03/15/20	19,660	19,326
AT&T, Inc., 5.00%, due 03/01/21	16,710	18,632
McGraw Hill Financial, Inc., 4.00%, due 06/15/25	17,150	17,869
Dollar General Corp., 4.125%, due 07/15/17	17,095	17,647
Aon Corp., 5.00%, due 09/30/20	14,745	16,309
Scientific Games International, Inc., 10.00%, due 12/01/22	19,665	15,929
Ventas Realty LP / Ventas Capital Corp. REIT, 2.00%, due 02/15/18	15,876	15,896
CBRE Services, Inc., 5.25%, due 03/15/25	14,975	15,440
Electronic Arts, Inc., 3.70%, due 03/01/21	14,740	15,323
International Game Technology PLC, 144A, 6.25%, due 02/15/22 (d)	14,800	15,056
Schlumberger Holdings Corp., 144A, 2.35%, due 12/21/18 (d)	14,740	14,837
Mead Johnson Nutrition Co., 4.125%, due 11/15/25	13,955	14,817
Zayo Group LLC / Zayo Capital, Inc., 6.00%, due 04/01/23	14,745	14,717
International Game Technology PLC, 144A, 6.50%, due 02/15/25 (d)	14,800	14,652
Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23 (d)	13,615	14,602
Medtronic, Inc., 3.15%, due 03/15/22	13,228	14,030
Royal Caribbean Cruises, Ltd., 7.25%, due 06/15/16	13,777	13,912
Valeant Pharmaceuticals International, Inc., 144A, 5.625%, due 12/01/21 (d)	16,370	12,891
Kinetic Concepts, Inc., 12.50%, due 11/01/19	14,360	12,502
GLP Capital, LP / GLP Financing II, Inc., 5.375%, due 11/01/23	12,000	12,000
BorgWarner, Inc., 4.625%, due 09/15/20	10,810	11,718
GLP Capital, LP / GLP Financing II, Inc., 4.875%, due 11/01/20	10,000	10,400
Six Flags Entertainment Corp., 144A, 5.25%, due 01/15/21 (d)	9,970	10,244
Tyco Electronics Group SA, 3.70%, due 02/15/26	9,830	10,172
International Game Technology PLC, 144A, 5.625%, due 02/15/20 (d)	9,800	10,168
	Par Value	Value
Schlumberger Holdings Corp., 144A, 4.00%, due 12/21/25 (d)	$9,830	$10,149
Omega Healthcare Investors, Inc. REIT, 5.25%, due 01/15/26	9,835	10,029
CNO Financial Group, Inc., 4.50%, due 05/30/20	9,830	10,027
Kraft Heinz Foods Co., 144A, 2.00%, due 07/02/18 (d)	9,830	9,921
Kellogg Co., 4.45%, due 05/30/16	9,835	9,892
Chevron Corp., 1.365%, due 03/02/18	9,835	9,870
Howard Hughes Corp., 144A, 6.875%, due 10/01/21 (d)	10,000	9,850
National Oilwell Varco, Inc., 1.35%, due 12/01/17	9,844	9,629
Ally Financial, Inc., 5.50%, due 02/15/17	9,365	9,537
Sirius XM Radio, Inc., 144A, 5.25%, due 08/15/22 (d)	8,895	9,362
Tempur Sealy International, Inc., 6.875%, due 12/15/20	8,819	9,304
USG Corp., 6.30%, due 11/15/16	8,871	9,093
Health Net, Inc., 6.375%, due 06/01/17	8,680	9,081
Glencore Funding LLC, 144A, 1.70%, due 05/27/16 (d)	8,060	8,032
CVS Health Corp., 144A, 5.00%, due 12/01/24 (d)	6,880	7,887
E*TRADE Financial Corp., 4.625%, due 09/15/23	7,865	7,845
CVS Health Corp., 144A, 4.75%, due 12/01/22 (d)	6,880	7,720
Actavis Funding SCS, 1.30%, due 06/15/17	7,727	7,700
L-3 Communications Corp., 1.50%, due 05/28/17	7,274	7,249
Mead Johnson Nutrition Co., 3.00%, due 11/15/20	6,885	7,075
Scientific Games International, Inc., 144A, 7.00%, due 01/01/22 (d)	6,885	7,023
Level 3 Financing, Inc., 5.375%, due 05/01/25	6,895	6,981
Stanley Black & Decker, Inc., 2.451%, due 11/17/18	6,875	6,981
Level 3 Financing, Inc., 5.125%, due 05/01/23	6,895	6,973
Kraft Heinz Foods Co., 144A, 4.875%, due 02/15/25 (d)	6,260	6,896
Omnicom Group, Inc., 5.90%, due 04/15/16	6,862	6,871
Concho Resources, Inc., 5.50%, due 10/01/22	6,980	6,858
Whirlpool Corp., 6.50%, due 06/15/16	6,610	6,673
Credit Suisse Group AG, 144A, 6.25% (d) (e) (f)	7,000	6,428
Zayo Group LLC / Zayo Capital, Inc., 10.125%, due 07/01/20	5,995	6,415

See accompanying Notes to Financial Statements.

Oakmark.com 17

Oakmark Equity and Income Fund  March 31, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 20.2% (continued)
CORPORATE BONDS - 11.0% (continued)
CNO Financial Group, Inc., 5.25%, due 05/30/25	$5,895	$6,028
Yum! Brands, Inc., 3.875%, due 11/01/23	6,329	5,854
Glencore Finance Canada, Ltd., 144A, 3.60%, due 01/15/17 (d)	5,590	5,595
Quest Diagnostics, Inc., 4.70%, due 04/01/21	5,128	5,570
Ally Financial, Inc., 2.75%, due 01/30/17	5,500	5,473
The Sun Products Corp., 144A, 7.75%, due 03/15/21 (d)	5,895	5,423
Manitowoc Foodservice, Inc., 144A, 9.50%, due 02/15/24 (d)	4,915	5,357
Serta Simmons Bedding LLC, 144A, 8.125%, due 10/01/20 (d)	4,990	5,177
Bank of America Corp., 4.45%, due 03/03/26	5,000	5,151
GLP Capital, LP / GLP Financing II, Inc., 4.375%, due 11/01/18	5,000	5,138
ConocoPhillips Co., 4.20%, due 03/15/21	4,915	5,133
Foot Locker, Inc., 8.50%, due 01/15/22	4,340	5,121
Oceaneering International, Inc., 4.65%, due 11/15/24	5,895	5,077
Express Scripts Holding Co., 3.30%, due 02/25/21	4,915	5,038
Omnicom Group, Inc., 3.60%, due 04/15/26	4,915	5,035
Bank of America Corp., 3.875%, due 03/22/17	4,915	5,029
Capital One NA, 2.35%, due 08/17/18	5,000	5,026
Berkshire Hathaway, Inc., 2.75%, due 03/15/23	4,915	5,013
The Goldman Sachs Group, Inc., 1.288%, due 05/22/17 (e)	5,000	4,996
Penske Truck Leasing Co., LP/PTL Finance Corp., 144A, 3.75%, due 05/11/17 (d)	4,920	4,996
General Motors Financial Co., Inc., 3.10%, due 01/15/19	4,915	4,974
American Express Credit Corp., 1.875%, due 11/05/18	4,915	4,945
Schlumberger Holdings Corp., 144A, 1.90%, due 12/21/17 (d)	4,915	4,903
MSCI, Inc., 144A, 5.25%, due 11/15/24 (d)	4,645	4,796
Scripps Networks Interactive, Inc., 2.80%, due 06/15/20	3,930	3,937
Zimmer Biomet Holdings, Inc., 3.15%, due 04/01/22	3,810	3,867
Omnicom Group, Inc., 6.25%, due 07/15/19	2,950	3,341
Dollar Tree, Inc., 144A, 5.75%, due 03/01/23 (d)	2,950	3,127
MSCI, Inc., 144A, 5.75%, due 08/15/25 (d)	2,950	3,105
	Par Value	Value
The Manitowoc Co., Inc., 144A, 12.75%, due 08/15/21 (d)	$2,950	$3,024
American Express Credit Corp., 2.60%, due 09/14/20	2,945	3,016
eBay, Inc., 2.50%, due 03/09/18	2,945	2,993
Medtronic, Inc., 1.50%, due 03/15/18	2,950	2,975
CVS Health Corp., 2.25%, due 08/12/19	2,884	2,956
Ultra Petroleum Corp., 144A, 5.75%, due 12/15/18 (d)	37,809	2,647
Universal Health Services, Inc., 144A, 4.75%, due 08/01/22 (d)	2,530	2,574
Fidelity National Financial, Inc., 6.60%, due 05/15/17	2,455	2,567
The Goldman Sachs Group, Inc., 5.625%, due 01/15/17	2,095	2,161
McGraw Hill Financial, Inc., 4.40%, due 02/15/26	1,970	2,153
McGraw Hill Financial, Inc., 3.30%, due 08/14/20	1,970	2,038
Apple, Inc., 2.85%, due 02/23/23	1,965	2,037
Live Nation Entertainment, Inc., 144A, 5.375%, due 06/15/22 (d)	2,000	2,035
McGraw Hill Financial, Inc., 2.50%, due 08/15/18	1,970	1,996
Ecolab, Inc., 3.00%, due 12/08/16	1,970	1,994
Zimmer Biomet Holdings, Inc., 2.00%, due 04/01/18	1,815	1,819
Glencore Canada Corp., 5.50%, due 06/15/17	1,720	1,737
Valeant Pharmaceuticals International, Inc., 144A, 6.75%, due 08/15/21 (d)	1,960	1,597
Tyco Electronics Group SA, 6.55%, due 10/01/17	1,385	1,480
Ultra Petroleum Corp., 144A, 6.125%, due 10/01/24 (d)	19,665	1,475
Cameron International Corp., 6.375%, due 07/15/18	980	1,082
Post Holdings, Inc., 7.375%, due 02/15/22	1,000	1,058
Post Holdings, Inc., 144A, 6.75%, due 12/01/21 (d)	1,000	1,054
Dollar Tree, Inc., 144A, 5.25%, due 03/01/20 (d)	1,000	1,046
The Goldman Sachs Group, Inc., 2.875%, due 02/25/21	1,000	1,018
Level 3 Financing, Inc., 144A, 5.375%, due 01/15/24 (d)	1,000	1,013
HCA, Inc., 3.75%, due 03/15/19	980	1,004
The Goldman Sachs Group, Inc., 2.55%, due 10/23/19	980	995
Ventas Realty, LP REIT, 3.50%, due 02/01/25	1,000	983
Tribune Media Co., 144A, 5.875%, due 07/15/22 (d)	1,000	977

See accompanying Notes to Financial Statements.

18 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 20.2% (continued)
CORPORATE BONDS - 11.0% (continued)
Post Holdings, Inc., 144A, 7.75%, due 03/15/24 (d)	$500	$549
Valeant Pharmaceuticals International, Inc., 144A, 5.875%, due 05/15/23 (d)	500	392
Valeant Pharmaceuticals International, Inc., 144A, 6.125%, due 04/15/25 (d)	250	193
Total Corporate Bonds (Cost $1,910,118)		1,872,170
GOVERNMENT AND AGENCY SECURITIES - 9.1%
U.S. GOVERNMENT NOTES - 8.9%
1.25%, due 07/15/20, Inflation Indexed	456,030	490,220
1.375%, due 07/15/18, Inflation Indexed	412,523	435,227
2.125%, due 01/15/19, Inflation Indexed	220,000	237,500
1.00%, due 09/30/16	199,380	199,941
1.25%, due 11/30/18	73,725	74,546
2.125%, due 01/31/21	24,570	25,620
1.75%, due 10/31/20	24,570	25,174
0.75%, due 06/30/17	24,585	24,608
		1,512,836
U.S. GOVERNMENT AGENCIES - 0.2%
Federal National Mortgage Association, 1.25%, due 09/27/18	24,680	24,887
Federal National Mortgage Association, 1.25%, due 01/30/20	9,525	9,520
		34,407
Total Government and Agency Securities (Cost $1,478,398)		1,547,243
ASSET BACKED SECURITIES - 0.1%
Cabela's Master Credit Card Trust, 144A, 0.986%, due 10/15/19 (d) (e) (Cost $11,450)	11,450	11,452
TOTAL FIXED INCOME - 20.2% (COST $3,399,966)		3,430,865
SHORT TERM INVESTMENTS - 16.2%
COMMERCIAL PAPER - 10.3%
MetLife Short Term Funding LLC, 144A, 0.40% - 0.49%, due 04/01/16 - 05/03/16 (d) (g)	500,000	499,906
Chevron Corp., 144A, 0.38% - 0.41%, due 04/04/16 - 06/01/16 (d) (g)	300,000	299,923
BMW US Capital LLC, 144A, 0.37% - 0.41%, due 04/04/16 - 04/27/16 (d) (g)	240,100	240,065
Anthem, Inc., 144A, 0.75% - 0.85%, due 04/04/16 - 05/09/16 (d) (g)	162,000	161,929
Toyota Motor Credit Corp., 0.34% - 0.42%, due 04/21/16 - 04/28/16 (g)	150,000	149,964
	Par Value	Value
Schlumberger Holdings Corp., 144A, 0.81% - 0.86%, due 04/05/16 - 05/16/16 (d) (g)	$150,000	$149,944
J.P. Morgan Securities LLC, 144A, 0.51% - 0.53%, due 05/02/16 - 05/04/16 (d) (g)	100,000	99,954
Kellogg Co., 144A, 0.64%, due 04/11/16 - 04/12/16 (d) (g)	75,000	74,986
John Deere Capital Co., 144A, 0.39%, due 04/13/16 (d) (g)	50,000	49,994
American Honda Finance Corp., 0.37%, due 04/22/16 (g)	25,000	24,995
Total Commercial Paper (Cost $1,751,661)		1,751,660
CORPORATE BONDS - 2.3%
Bank of America Corp., 6.50%, due 08/01/16	46,006	46,825
Capital One Financial Corp., 6.15%, due 09/01/16	39,398	40,198
Aon Corp., 3.125%, due 05/27/16	36,975	37,098
Citigroup, Inc., 1.30%, due 04/01/16	35,713	35,713
HCP, Inc. REIT, 6.30%, due 09/15/16	29,485	30,085
Yum! Brands, Inc., 6.25%, due 04/15/16	29,125	29,180
Universal Health Services, Inc., 7.125%, due 06/30/16	27,444	27,772
Macy's Retail Holdings, Inc., 5.90%, due 12/01/16	26,108	26,906
Cabot Corp., 5.00%, due 10/01/16	18,930	19,232
ConocoPhillips Canada Funding Co. I, 5.625%, due 10/15/16	13,365	13,676
L-3 Communications Corp., 3.95%, due 11/15/16	13,000	13,169
Comerica Bank, 5.75%, due 11/21/16	12,750	13,084
Avnet, Inc., 6.625%, due 09/15/16	11,936	12,210
Thermo Fisher Scientific, Inc., 1.30%, due 02/01/17	11,511	11,503
Bank of America Corp., 6.05%, due 05/16/16	7,890	7,936
Wm Wrigley Jr Co., 144A, 1.40%, due 10/21/16 (d)	6,885	6,899
Cameron International Corp., 1.15%, due 12/15/16	6,875	6,872
Schlumberger Investment SA, 144A, 1.95%, due 09/14/16 (d)	4,425	4,437
Capital One Financial Corp., 3.15%, due 07/15/16	3,513	3,533
The Bank of New York Mellon Corp., 2.30%, due 07/28/16	2,945	2,960
Philip Morris International, Inc., 2.50%, due 05/16/16	1,350	1,353
Total Corporate Bonds (Cost $390,531)		390,641

See accompanying Notes to Financial Statements.

Oakmark.com 19

Oakmark Equity and Income Fund  March 31, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT TERM INVESTMENTS - 16.2% (continued)
REPURCHASE AGREEMENT - 2.0%
Fixed Income Clearing Corp. Repurchase Agreement, 0.10% dated 03/31/16 due 04/01/16, repurchase price $354,624, collateralized by a United States Treasury Note, 2.750%, due 02/15/24, value plus accrued interest of $361,718 (Cost: $354,623)	$354,623	$354,623
U.S. GOVERNMENT BILLS - 1.6%
United States Treasury Bills, 0.22% - 0.30%, due 04/14/16 - 06/09/16 (g) (Cost $272,345)	272,430	272,372
TOTAL SHORT TERM INVESTMENTS - 16.2% (COST $2,769,160)		2,769,296
TOTAL INVESTMENTS - 99.8% (COST $13,780,942)		16,980,660
Foreign Currencies (Cost $0) - 0.0% (h)		0	(i)
Other Assets In Excess of Liabilities - 0.2%		26,690
NET ASSETS - 100.0%		$17,007,350

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  See Note 5 in the Notes to Financial Statements regarding investments in affiliated issuers.

(d)  See Note 1 in the Notes to Financial Statements regarding restricted securities. These securities may be resold subject to restrictions on resale under federal securities law.

(e)  Floating Rate Note. Rate shown is as of March 31, 2016.

(f)  Security is perpetual and has no stated maturity date.

(g)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(h)  Amount rounds to less than 0.1%.

(i)  Amount rounds to less than $1,000.

Abbreviations:

  REIT: Real Estate Investment Trust

See accompanying Notes to Financial Statements.

20 OAKMARK FUNDS

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Oakmark.com 21

Oakmark Global Fund  March 31, 2016

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/16)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Fund (Class I)	-7.27%	-13.17%	4.38%	5.04%	4.95%	9.59%	08/04/99
MSCI World Index	-0.35%	-3.45%	6.82%	6.51%	4.27%	3.69%
Lipper Global Funds Index[12]	-1.01%	-5.05%	6.05%	4.92%	3.98%	4.44%
Oakmark Global Fund (Class II)	-7.34%	-13.51%	4.00%	4.66%	4.57%	9.65%	10/10/01

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[7]	% of Net Assets
Credit Suisse Group	5.0
TE Connectivity, Ltd.	4.4
General Motors Co.	4.3
Julius Baer Group, Ltd.	4.1
CNH Industrial NV	4.0
Alphabet Inc., Class C	4.0
BNP Paribas SA	3.9
LafargeHolcim, Ltd.	3.8
Daimler AG	3.7
Bank of America Corp.	3.6
FUND STATISTICS
Ticker	OAKGX
Inception	08/04/99
Number of Equity Holdings	37
Net Assets	$2.7 billion
Benchmark	MSCI World Index
Weighted Average Market Cap	$72.5 billion
Median Market Cap	$26.6 billion
Portfolio Turnover (for the 6-months ended 03/31/16)	15%
Expense Ratio - Class I (as of 09/30/15)	1.12%
SECTOR ALLOCATION	% of Net Assets
Information Technology	26.0
Financials	25.8
Consumer Discretionary	20.0
Industrials	12.7
Materials	7.2
Health Care	3.2
Consumer Staples	1.6
Energy	1.5
Short-Term Investments and Other	2.0
GEOGRAPHIC ALLOCATION
% of Equity
Europe	41.8
Switzerland	20.2
Germany*	8.9
U.K.	7.2
France*	3.9
Netherlands*	1.6
North America	38.7
United States	38.7
% of Equity
Asia	14.8
Japan	10.3
South Korea	2.4
China	2.1
Australasia	3.4
Australia	3.4
Latin America	1.3
Mexico	1.3

*  Euro currency countries comprise 14.4% of equity investments

22 OAKMARK FUNDS

Oakmark Global Fund  March 31, 2016

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager
oakgx@oakmark.com

Robert A. Taylor, CFA

Portfolio Manager

oakgx@oakmark.com

A Volatile Quarter

Although it was not particularly pleasant, the March quarter was certainly interesting. Global stocks began the year with a decline in excess of 10%, which was the worst start ever for a calendar year. The remainder of the quarter saw an uneven price recovery as investors strained to understand economic trends. A 50% rebound in the price of oil during the quarter seemed to boost investor confidence. In addition, central banks in many countries intensified their stimulation efforts. The impact of this monetary stimulation, however, remains unclear at best. One definitive outcome is negative interest rates, a heretofore almost unimaginable concept, but one that is now commonplace across European financial markets. We are uncertain if negative rates are prompting much economic activity, but it is clear to us that they are crimping banking industry profitability. Investors have also been forced to grapple with political dysfunction in some countries and increasing political populism in others. And although markets seem increasingly inured to the reality of frequent terrorism events, they contribute to a high level of investor insecurity as evidenced by the minimal returns to international markets since mid-2011.

The Oakmark Global Fund had a disappointing quarter, much of which was attributable to the Fund's significant commitment to financial industry stocks. (We discuss this in more detail below.) The Fund lost 7% in the quarter, which compares to the MSCI World Index11 which remained unchanged and the Lipper Global Fund Index's12 loss of 1%. Since inception in 1999, the Fund has achieved a compound annual rate of return of 10%, which compares to 4% for both the MSCI World Index and the Lipper Global Fund Index.

Issuers domiciled in the United Kingdom, the Netherlands and South Korea contributed most to the Fund's return in the quarter, while issuers domiciled in Switzerland, the U.S. and Japan were significant detractors. The five largest contributors to the Fund's return in the quarter were Oracle (U.S.), Itron (U.S.), Smiths Group (U.K.), Philips (Netherlands) and Samsung Electronics (Korea). The Fund holdings that detracted most were Credit Suisse (Switzerland), Bank of America (U.S.), Citigroup (U.S.), Toyota Motor (Japan), Incitec Pivot (Australia) and Julius Baer Group (Switzerland). Again, notice that four of the bottom six largest detractors from return were all financial institutions.

Fears of harsher regulations, minimal or negative interest rates hurting near-term profitability, and the risk of credit losses on loans to the oil industry have weighed on the share prices of the Fund's financial holdings, and nearly all declined more than 10% in the quarter. Since the financial industry was the Fund's largest sector weighting at the beginning of the quarter, it is not surprising that our absolute performance for the period was poor.

The regulatory headwind for financials has been in place for some time and has already caused us to lower our estimate of normal returns, and thus, the multiples we are willing to pay for the financials we own. While we do not expect the regulatory environment to improve, it is nice to see signs that things are not getting worse. An example of this was the lower-than-expected leverage ratio minimums set by the Basel Committee late last year. Regardless, the balance sheets of our financial holdings have improved over the past few years and meet regulatory minimums.

Quantitative easing in many countries, along with the lack of rate increases by the Fed, has caused rates to stay lower for longer than even we expected. Having said that, the possibility of rates staying below or near zero forever does not coincide with long-term credit cycles, nor do we believe the current level of inflation or growth will persist and warrant easy money into perpetuity. As rates normalize, spreads between financial industry liabilities and assets will widen, and profitability should materially increase.

Although oil prices have improved, they remain far below levels of even one year ago, and this has caused financial distress for many oil-related businesses. If oil prices stay low, there is a chance to see defaults and/or bankruptcies that would hurt the financial industry in general and our financial holdings specifically. However, when we compare our holdings' direct exposure to oil loans with their overall loan portfolios, we believe that any losses from oil loans would primarily affect their income statements (i.e., reduce their earnings) rather than their capital or balance sheets. Since all of our financial holdings have ample capital, we do not believe that low oil prices will significantly hurt their business values.

Lastly, Credit Suisse detracted the most from the Fund's performance, reducing the Fund's return by 2%. One-off expenses related to litigation, pension true-up charges and write-downs on certain credit assets were negative surprises. However, these disappointing results have caused the management team to accelerate the restructuring and reduction of non-core investment banking lines of business. Though these changes may cause short-term pains, we view these actions as positive. They are in line with new CEO Tidjane Thiam's strategy to emphasize the company's wealth management business, which has very good secular growth trends, is fee based and requires little capital.

Portfolio Activity

As noted above, international stock indexes have stalled over the past five years while U.S. indexes have continued their choppy advance. In addition to a strong dollar, these results also reflect the fact that the U.S. economy has outperformed other developed nations over this period. We have responded to this disparate market action by gradually shifting Fund assets from U.S. to international investments; this was also true in the March quarter, as we reduced the U.S. allocation to 39%. The

Oakmark.com 23

Oakmark Global Fund  March 31, 2016

Portfolio Manager Commentary (continued)

Fund's commitment to Switzerland remains the largest overweighting relative to the MSCI World Index. Of course, our country weights reflect our search for the best available values in individual securities rather than our beliefs about particular countries.

We eliminated three holdings in the quarter, two domestic and one international. The three eliminations were all small positions in the Fund. We sold Kuehne + Nagel (Switzerland) as it approached its sell target in order to raise cash to purchase more attractive issues. We sold Chesapeake Energy (U.S.) and Oceaneering International (U.S.) shares as we reoriented the Fund's energy allocation. Centene's acquisition of Health Net also became effective in March, and the Fund received a mix of cash and Centene shares as payment. We salute Health Net's management for their successful completion of this transaction.

CarMax was our one new purchase in the Fund. CarMax is the largest retailer of used cars in the U.S., but the company's market penetration is still quite low. Nevertheless, CarMax already enjoys significant scale advantages in data collection and optimization. The company's focus on data analysis provides ever-increasing advantages in inventory management and pricing. This helps CarMax to achieve industry-leading inventory turnover, which results in high returns on invested capital. We believe that the company's growth potential is substantial, particularly given what we perceive to be weak competition.

Currency Hedges

We continue to believe some global currencies are overvalued versus the U.S. dollar. We maintained our defensive currency hedges and ended the quarter with 26% of the Swiss franc and 10% of the Australian dollar hedged.

Thank you for being our partners in the Oakmark Global Fund. Please feel free to contact us with your questions or comments.

24 OAKMARK FUNDS

Oakmark Global Fund  March 31, 2016 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 98.0%
INFORMATION TECHNOLOGY - 26.0%
SOFTWARE & SERVICES - 12.6%
Alphabet, Inc., Class C (United States) (a) Internet Software & Services	146	$108,423
MasterCard, Inc., Class A (United States) Data Processing & Outsourced Services	983	92,893
Oracle Corp. (United States) Systems Software	2,048	83,788
Baidu, Inc. (China) (a) (b) Internet Software & Services	291	55,470
		340,574
TECHNOLOGY HARDWARE & EQUIPMENT - 11.9%
TE Connectivity, Ltd. (Switzerland) Electronic Manufacturing Services	1,901	117,691
Samsung Electronics Co., Ltd. (South Korea) Technology Hardware, Storage & Peripherals	55	63,667
OMRON Corp. (Japan) Electronic Components	2,081	61,940
Hirose Electric Co., Ltd. (Japan) Electronic Components	370	40,843
Itron, Inc. (United States) (a) Electronic Equipment & Instruments	864	36,063
		320,204
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.5%
Intel Corp. (United States) Semiconductors	1,264	40,893
		701,671
FINANCIALS - 25.8%
DIVERSIFIED FINANCIALS - 12.1%
Credit Suisse Group AG (Switzerland) Diversified Capital Markets	9,440	133,618
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	2,587	111,098
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	13,334	82,022
		326,738
BANKS - 10.5%
BNP Paribas SA (France) Diversified Banks	2,061	103,708
Bank of America Corp. (United States) Diversified Banks	7,143	96,567
Citigroup, Inc. (United States) Diversified Banks	1,949	81,375
		281,650
INSURANCE - 3.2%
Allianz SE (Germany) Multi-line Insurance	528	85,886
		694,274
	Shares	Value
CONSUMER DISCRETIONARY - 20.0%
AUTOMOBILES & COMPONENTS - 11.2%
General Motors Co. (United States) Automobile Manufacturers	3,657	$114,927
Daimler AG (Germany) Automobile Manufacturers	1,305	100,065
Toyota Motor Corp. (Japan) Automobile Manufacturers	1,620	85,680
		300,672
MEDIA - 5.9%
The Interpublic Group of Cos., Inc. (United States) Advertising	3,928	90,149
Live Nation Entertainment, Inc. (United States) (a) Movies & Entertainment	1,574	35,108
Grupo Televisa SAB (Mexico) (b) Broadcasting	1,263	34,694
		159,951
CONSUMER DURABLES & APPAREL - 2.5%
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	1,025	67,763
RETAILING - 0.4%
CarMax, Inc. (United States) (a) Automotive Retail	196	10,037
		538,423
INDUSTRIALS - 12.7%
CAPITAL GOODS - 10.5%
CNH Industrial N.V. (United Kingdom) Agricultural & Farm Machinery	16,007	108,831
MTU Aero Engines AG (Germany) Aerospace & Defense	520	49,846
USG Corp. (United States) (a) Building Products	1,846	45,809
Koninklijke Philips N.V. (Netherlands) Industrial Conglomerates	1,449	41,287
Smiths Group PLC (United Kingdom) Industrial Conglomerates	2,395	37,010
		282,783
TRANSPORTATION - 2.2%
Union Pacific Corp. (United States) Railroads	741	58,962
		341,745
MATERIALS - 7.2%
LafargeHolcim, Ltd. (Switzerland) Construction Materials	2,202	103,577
Incitec Pivot, Ltd. (Australia) Diversified Chemicals	36,545	89,362
		192,939

See accompanying Notes to Financial Statements.

Oakmark.com 25

Oakmark Global Fund  March 31, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 98.0% (continued)
HEALTH CARE - 3.2%
HEALTH CARE EQUIPMENT & SERVICES - 3.2%
Tenet Healthcare Corp. (United States) (a) Health Care Facilities	1,879	$54,356
Centene Corp. (United States) (a) Managed Health Care	511	31,450
		85,806
CONSUMER STAPLES - 1.6%
FOOD, BEVERAGE & TOBACCO - 1.6%
Diageo PLC (United Kingdom) Distillers & Vintners	1,641	44,353
ENERGY - 1.5%
National Oilwell Varco, Inc. (United States) Oil & Gas Equipment & Services	1,315	40,881
TOTAL COMMON STOCKS - 98.0% (COST $2,468,986)		2,640,092
	Par Value	Value
SHORT TERM INVESTMENT - 2.2%
REPURCHASE AGREEMENT - 2.2%
Fixed Income Clearing Corp. Repurchase Agreement, 0.10% dated 03/31/16 due 04/01/16, repurchase price $58,139, collateralized by a United States Treasury Note, 2.375%, due 08/15/24, value plus accrued interest of $59,305 (Cost: $58,139)	$58,139	58,139
TOTAL SHORT TERM INVESTMENTS - 2.2% (COST $58,139)		58,139
TOTAL INVESTMENTS - 100.2% (COST $2,527,125)		2,698,231
Foreign Currencies (Cost $0) - 0.0% (c)		0 (d)
Liabilities In Excess of Other Assets - (0.2)%		(4,534)
TOTAL NET ASSETS - 100.0%		$2,693,697

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Amount rounds to less than 0.1%.

(d)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

26 OAKMARK FUNDS

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Oakmark.com 27

Oakmark Global Select Fund  March 31, 2016

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

	Average Annual Total Returns (as of 03/31/16)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	Since Inception	Inception Date
Oakmark Global Select Fund (Class I)	-3.82%	-4.36%	7.71%	8.33%	7.15%	10/02/06
MSCI World Index	-0.35%	-3.45%	6.82%	6.51%	4.07%
Lipper Global Funds Index[12]	-1.01%	-5.05%	6.05%	4.92%	3.90%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[7]	% of Net Assets
Alphabet Inc., Class C	8.0
General Electric Co.	6.7
LafargeHolcim, Ltd.	5.5
Daimler AG	5.3
Samsung Electronics Co., Ltd.	5.2
American International Group, Inc.	5.1
Credit Suisse Group	5.0
JPMorgan Chase & Co.	4.9
MasterCard, Inc., Class A	4.9
Apache Corp.	4.8
FUND STATISTICS
Ticker	OAKWX
Inception	10/02/06
Number of Equity Holdings	20
Net Assets	$2.1 billion
Benchmark	MSCI World Index
Weighted Average Market Cap	$123.6 billion
Median Market Cap	$54.0 billion
Portfolio Turnover (for the 6-months ended 03/31/16)	7%
Expense Ratio - Class I (as of 09/30/15)	1.13%
SECTOR ALLOCATION	% of Net Assets
Information Technology	27.6
Financials	23.8
Consumer Discretionary	14.6
Industrials	13.8
Consumer Staples	6.6
Materials	5.5
Energy	4.8
Short-Term Investments and Other	3.3
GEOGRAPHIC ALLOCATION
% of Equity
Europe	45.2
Switzerland	23.6
U.K.	8.2
France*	7.9
Germany*	5.5
North America	45.1
United States	45.1
% of Equity
Asia	9.7
South Korea	5.3
Japan	4.4

*  Euro currency countries comprise 13.4% of equity investments

28 OAKMARK FUNDS

Oakmark Global Select Fund  March 31, 2016

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund declined 4% for the quarter ended March 31, 2016, underperforming the MSCI World Index11, which was flat for the quarter. The Fund has returned an average of 7% per year since its inception in October 2006, outperforming the MSCI World Index's annualized gain of 4% over the same period.

The largest contributor to performance for the quarter was Oracle (U.S.), which returned 12%. Shares reacted positively to stronger-than-expected fiscal third quarter results from the cloud-based business. We believe Oracle's successful transition to the cloud indicates that the company is on the right track. Management also recently announced a $10 billion increase to Oracle's existing share repurchase program. Even though its stock has enjoyed recent price increases, we believe Oracle remains undervalued relative to its normalized earnings power.

Credit Suisse (Switzerland) was the largest detractor for the quarter, declining by 34%. Although CEO Tidjane Thiam warned that fourth-quarter earnings would be weak, some one-off expenses related to litigation, pension true-up charges and write-downs on certain credit assets were negative surprises during the period. However, this has caused the management team to accelerate the restructuring and reduction of non-core investment banking lines of businesses. The goal is to emphasize the wealth management business that has very good secular growth trends, is fee based and requires little capital. We believe Credit Suisse's capital position remains solid with a Tier 1 capital ratio of 11.4% as of year-end, which is in excess of regulators' 10% requirement. Despite some near-term challenges, we continue to believe that over time shareholders will benefit from CEO Thiam's initiatives to correct some legacy missteps, grow the business and reduce costs.

We did not add or remove any names from the Fund during the quarter. Geographically, 45% of the Fund's holdings were invested in U.S.-domiciled companies as of quarter end while approximately 45% were allocated to equities in Europe, 5% in South Korea and 5% in Japan.

We continue to believe some global currencies are overvalued relative to the U.S. dollar. As a result, we defensively hedged a portion of the Fund's currency exposure. Approximately 26% of the Swiss franc exposure was hedged at quarter end.

We would like to thank our shareholders for continuing to support us and our value investing philosophy.

Oakmark.com 29

Oakmark Global Select Fund  March 31, 2016 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.7%
INFORMATION TECHNOLOGY - 27.6%
SOFTWARE & SERVICES - 17.6%
Alphabet, Inc., Class C (United States) (a) Internet Software & Services	228	$170,128
MasterCard, Inc., Class A (United States) Data Processing & Outsourced Services	1,100	103,950
Oracle Corp. (United States) Systems Software	2,450	100,230
		374,308
TECHNOLOGY HARDWARE & EQUIPMENT - 10.0%
Samsung Electronics Co., Ltd. (South Korea) Technology Hardware, Storage & Peripherals	96	109,764
TE Connectivity, Ltd. (Switzerland) Electronic Manufacturing Services	1,654	102,409
		212,173
		586,481
FINANCIALS - 23.8%
BANKS - 9.4%
JPMorgan Chase & Co. (United States) Diversified Banks	1,762	104,346
Bank of America Corp. (United States) Diversified Banks	7,037	95,140
		199,486
DIVERSIFIED FINANCIALS - 9.2%
Credit Suisse Group AG (Switzerland) Diversified Capital Markets	7,516	106,388
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	14,601	89,815
		196,203
INSURANCE - 5.2%
American International Group, Inc. (United States) Multi-line Insurance	2,022	109,289
		504,978
CONSUMER DISCRETIONARY - 14.6%
CONSUMER DURABLES & APPAREL - 9.3%
Kering (France) Apparel, Accessories & Luxury Goods	562	100,537
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	1,454	96,063
		196,600
AUTOMOBILES & COMPONENTS - 5.3%
Daimler AG (Germany) Automobile Manufacturers	1,470	112,683
		309,283
	Shares	Value
INDUSTRIALS - 13.8%
CAPITAL GOODS - 10.8%
General Electric Co. (United States) Industrial Conglomerates	4,450	$141,466
CNH Industrial N.V. (United Kingdom) Agricultural & Farm Machinery	13,078	88,913
		230,379
TRANSPORTATION - 3.0%
Kuehne + Nagel International AG (Switzerland) Marine	450	63,960
		294,339
CONSUMER STAPLES - 6.6%
FOOD, BEVERAGE & TOBACCO - 6.6%
Diageo PLC (United Kingdom) Distillers & Vintners	2,923	78,988
Danone SA (France) Packaged Foods & Meats	873	62,124
		141,112
MATERIALS - 5.5%
LafargeHolcim, Ltd. (Switzerland) Construction Materials	2,466	115,991
ENERGY - 4.8%
Apache Corp. (United States) Oil & Gas Exploration & Production	2,100	102,501
TOTAL COMMON STOCKS - 96.7% (COST $2,016,174)		2,054,685
	Par Value	Value
SHORT TERM INVESTMENTS - 3.2%
REPURCHASE AGREEMENT - 3.2%
Fixed Income Clearing Corp. Repurchase Agreement, 0.10% dated 03/31/16 due 04/01/16, repurchase price $67,942, collateralized by a Federal Home Loan Bank Bond, 2.500%, due 02/09/24, value plus accrued interest of $18,220, by United States Treasury Notes, 1.875% - 2.750%, due 10/31/22 - 02/15/24, aggregate value plus accrued interest of $51,082 (Cost: $67,942)	$67,942	67,942
TOTAL SHORT TERM INVESTMENTS - 3.2% (COST $67,942)		67,942
TOTAL INVESTMENTS - 99.9% (COST $2,084,116)		2,122,627
Foreign Currencies (Cost $ 0) - 0.0% (b)		0 (c)
Other Assets In Excess of Liabilities - 0.1%		2,902
TOTAL NET ASSETS - 100.0%		$2,125,529

(a)  Non-income producing security

(b)  Amount rounds to less than 0.1%.

(c)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

30 OAKMARK FUNDS

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Oakmark.com 31

Oakmark International Fund  March 31, 2016

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 09/30/92 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/16)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Fund (Class I)	-2.95%	-12.37%	2.72%	4.40%	4.82%	9.49%	09/30/92
MSCI World ex U.S. Index	-1.95%	-8.44%	1.69%	1.62%	1.80%	5.65%
MSCI EAFE Index[14]	-3.01%	-8.27%	2.23%	2.29%	1.80%	5.50%
Lipper International Funds Index[15]	-1.58%	-7.58%	2.77%	2.24%	2.49%	6.55%
Oakmark International Fund (Class II)	-3.02%	-12.69%	2.34%	4.01%	4.47%	7.44%	11/04/99

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[7]	% of Net Assets
Glencore PLC	4.7
Credit Suisse Group	4.2
BNP Paribas SA	3.7
Nomura Holdings, Inc.	3.3
Daimler AG	3.2
LafargeHolcim, Ltd.	3.1
Honda Motor Co., Ltd.	3.0
Bayerische Motoren Werke (BMW) AG	2.8
Allianz SE	2.7
Toyota Motor Corp.	2.6
FUND STATISTICS
Ticker	OAKIX
Inception	09/30/92
Number of Equity Holdings	57
Net Assets	$26.0 billion
Benchmark	MSCI World ex U.S. Index
Weighted Average Market Cap	$38.5 billion
Median Market Cap	$17.2 billion
Portfolio Turnover (for the 6-months ended 03/31/16)	25%
Expense Ratio - Class I (as of 09/30/15)	0.95%
SECTOR ALLOCATION	% of Net Assets
Financials	30.5
Consumer Discretionary	26.5
Industrials	19.3
Materials	9.7
Information Technology	7.1
Consumer Staples	3.1
Short-Term Investments and Other	3.8
GEOGRAPHIC ALLOCATION
% of Equity
Europe	67.9
Switzerland	17.5
U.K.	13.8
France*	13.0
Germany*	9.0
Italy*	6.0
Sweden	4.5
Netherlands*	2.6
Ireland*	1.5
Asia	25.7
Japan	17.9
South Korea	2.2
Indonesia	2.1
% of Equity
Asia (cont'd)	25.7
China	1.6
Hong Kong	1.5
Taiwan	0.4
Australasia	3.0
Australia	3.0
North America	1.7
United States	1.7
Latin America	1.4
Mexico	1.4
Middle East	0.3
Israel	0.3

*  Euro currency countries comprise 32.1% of equity investments

32 OAKMARK FUNDS

Oakmark International Fund  March 31, 2016

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Robert A. Taylor, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund declined 3% for the quarter ended March 31, 2016, underperforming the MSCI World ex U.S. Index13, which declined 2% over the same period. Most importantly, the Fund has returned an average of 9% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index, which has averaged 6% per year over the same period.

Glencore (Switzerland), one of the world's largest commodities and trading companies, was the top contributor for the quarter, returning 70%. Concerns about weaker-than-expected demand for copper in China drove the price of commodities lower last year and negatively impacted Glencore's share price. The market overreacted to the weaker demand, and we used the opportunity to buy shares at what we believed to be attractive prices. Glencore has taken action to counter the negative market impact. During the quarter, investors reacted positively to news that the company delivered on recent guidance for fiscal 2015, as well as to management's aggressive and well-specified plan to deleverage the company's balance sheet. Management has indicated that the debt restructuring plan and asset sales are progressing as expected. Despite the continued weak commodity prices, Glencore should still be able to generate $3 billion in free cash flow in fiscal 2016, which will aid in debt reduction. Additionally, management noted that they are seeing stronger demand for commodities across China than many were expecting. We believe that the prices for Glencore's primary commodity exposures are low relative to fundamental value and will rebound over time. As a result, our investment thesis remains intact.

Credit Suisse (Switzerland) was the largest detractor for the quarter, declining by 34%. Although CEO Tidjane Thiam warned that fourth-quarter earnings would be weak, some one-off expenses related to litigation, pension true-up charges and write-downs on certain credit assets were negative surprises during the period. However, this has caused the management team to accelerate the restructuring and reduction of non-core investment banking lines of businesses. The goal is to emphasize the wealth management business that has very good secular growth trends, is fee based and requires little capital. We believe Credit Suisse's capital position remains solid with a Tier 1 capital ratio of 11.4% as of year-end, which is in excess of regulators' 10% requirement. Despite some near-term challenges, we continue to believe that over time shareholders will benefit from CEO Thiam's initiatives to correct some legacy missteps, grow the business and reduce costs.

During the quarter we sold our positions in GlaxoSmithKline (U.K.), Olympus (Japan), Schindler Holding (Switzerland), Secom (Japan) and Swedish Match (Sweden) as they approached or hit our estimate of intrinsic value. We purchased two new names during the quarter: ASML Holding (the Netherlands), one of the world's largest providers of semiconductor lithography capital equipment; and Taiwan Semiconductor (Taiwan), the market leader with greater than 50% market share in the semiconductor foundry business.

Geographically, we ended the quarter with 68% of our holdings in Europe, 18% in Japan and 3% in Australia. The remaining positions are in South Korea, Indonesia, the U.S., China, Hong Kong, Mexico, Taiwan and Israel.

We continue to believe some global currencies are overvalued versus the U.S. dollar. We maintained our defensive currency hedges and ended the quarter with approximately 26% of the Swiss franc and 11% of the Australian dollar hedged.

We would like to thank you for your continued support.

Oakmark.com 33

Oakmark International Fund  March 31, 2016 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.2%
FINANCIALS - 30.5%
DIVERSIFIED FINANCIALS - 12.6%
Credit Suisse Group AG (Switzerland) Diversified Capital Markets	77,319	$1,094,393
Nomura Holdings, Inc. (Japan) (b) Investment Banking & Brokerage	191,072	853,792
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	87,280	536,887
EXOR SpA (Italy) (b) Multi-Sector Holdings	13,711	491,451
Schroders PLC (United Kingdom) Asset Management & Custody Banks	7,853	302,603
Schroders PLC, Non-Voting (United Kingdom) Asset Management & Custody Banks	31	911
		3,280,037
BANKS - 12.3%
BNP Paribas SA (France) Diversified Banks	19,216	967,113
Sumitomo Mitsui Financial Group, Inc. (Japan) Diversified Banks	20,134	610,398
Intesa Sanpaolo SpA (Italy) Diversified Banks	198,816	550,651
Bank Mandiri Persero Tbk PT (Indonesia) Diversified Banks	688,476	534,789
Lloyds Banking Group PLC (United Kingdom) Diversified Banks	546,117	533,521
		3,196,472
INSURANCE - 5.6%
Allianz SE (Germany) Multi-line Insurance	4,253	691,870
Willis Towers Watson PLC (United States) Insurance Brokers	3,701	439,211
AMP, Ltd. (Australia) Life & Health Insurance	73,086	324,380
		1,455,461
		7,931,970
CONSUMER DISCRETIONARY - 26.5%
AUTOMOBILES & COMPONENTS - 12.9%
Daimler AG (Germany) Automobile Manufacturers	10,976	841,439
Honda Motor Co., Ltd. (Japan) Automobile Manufacturers	28,743	788,148
Bayerische Motoren Werke AG (Germany) Automobile Manufacturers	7,969	731,745
Toyota Motor Corp. (Japan) Automobile Manufacturers	12,619	667,336
Valeo SA (France) Auto Parts & Equipment	2,044	318,147
		3,346,815
	Shares	Value
CONSUMER DURABLES & APPAREL - 9.3%
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	8,572	$566,511
Kering (France) Apparel, Accessories & Luxury Goods	2,709	484,238
Prada SpA (Italy) (b) Apparel, Accessories & Luxury Goods	135,617	465,904
Swatch Group AG, Bearer Shares (Switzerland) Apparel, Accessories & Luxury Goods	1,136	393,602
LVMH Moet Hennessy Louis Vuitton SA (France) Apparel, Accessories & Luxury Goods	1,734	296,881
Burberry Group PLC (United Kingdom) Apparel, Accessories & Luxury Goods	10,403	203,953
		2,411,089
MEDIA - 1.5%
Grupo Televisa SAB (Mexico) (c) Broadcasting	12,612	346,317
WPP PLC (United Kingdom) Advertising	2,284	53,361
		399,678
RETAILING - 1.4%
Hennes & Mauritz AB (H&M) - Class B (Sweden) Apparel Retail	11,113	370,565
CONSUMER SERVICES - 1.4%
Melco Crown Entertainment, Ltd. (Hong Kong) (b) (c) Casinos & Gaming	21,919	361,880
		6,890,027
INDUSTRIALS - 19.3%
CAPITAL GOODS - 14.2%
CNH Industrial N.V. (United Kingdom) (b) Agricultural & Farm Machinery	93,721	637,203
Komatsu, Ltd. (Japan) Construction Machinery & Heavy Trucks	28,852	491,177
SKF AB (Sweden) (b) Industrial Machinery	24,358	439,857
Ashtead Group PLC (United Kingdom) (b) Trading Companies & Distributors	34,048	422,507
Smiths Group PLC (United Kingdom) (b) Industrial Conglomerates	22,771	351,903
Koninklijke Philips N.V. (Netherlands) Industrial Conglomerates	12,138	345,766
Safran SA (France) Aerospace & Defense	4,664	326,257
Atlas Copco AB, Series B (Sweden) Industrial Machinery	13,421	316,425
Meggitt PLC (United Kingdom) (b) Aerospace & Defense	39,371	229,916
Wolseley PLC (United Kingdom) Trading Companies & Distributors	2,333	132,004
		3,693,015

See accompanying Notes to Financial Statements.

34 OAKMARK FUNDS

Oakmark International Fund  March 31, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 96.2% (continued)
INDUSTRIALS - 19.3% (continued)
COMMERCIAL & PROFESSIONAL SERVICES - 4.1%
Bureau Veritas SA (France) (b) Research & Consulting Services	20,504	$456,718
Experian PLC (Ireland) Research & Consulting Services	20,397	364,726
G4S PLC (United Kingdom) (b) Security & Alarm Services	90,311	247,225
		1,068,669
TRANSPORTATION - 1.0%
Kuehne + Nagel International AG (Switzerland) Marine	1,803	256,283
		5,017,967
MATERIALS - 9.7%
Glencore PLC (Switzerland) Diversified Metals & Mining	541,207	1,222,706
LafargeHolcim, Ltd. (Switzerland) Construction Materials	16,911	795,462
Orica, Ltd. (Australia) (b) Commodity Chemicals	35,886	422,810
Akzo Nobel NV (Netherlands) Specialty Chemicals	1,419	96,719
		2,537,697
INFORMATION TECHNOLOGY - 7.1%
TECHNOLOGY HARDWARE & EQUIPMENT - 4.2%
Samsung Electronics Co., Ltd. (South Korea) Technology Hardware, Storage & Peripherals	489	560,508
OMRON Corp. (Japan) (b) Electronic Components	17,817	530,336
		1,090,844
SOFTWARE & SERVICES - 1.8%
Baidu, Inc. (China) (a) (c) Internet Software & Services	2,070	395,045
Check Point Software Technologies, Ltd. (Israel) (a) Systems Software	734	64,159
		459,204
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.1%
ASML Holding NV (Netherlands) Semiconductor Equipment	1,986	201,782
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan) Semiconductors	18,725	94,253
		296,035
		1,846,083
	Shares	Value
CONSUMER STAPLES - 3.1%
FOOD, BEVERAGE & TOBACCO - 3.1%
Diageo PLC (United Kingdom) Distillers & Vintners	12,819	$346,419
Danone SA (France) Packaged Foods & Meats	3,413	242,758
Pernod Ricard SA (France) Distillers & Vintners	1,473	164,216
Nestle SA (Switzerland) Packaged Foods & Meats	667	49,809
		803,202
TOTAL COMMON STOCKS - 96.2% (COST $26,960,954)		25,026,946
	Par Value	Value
SHORT TERM INVESTMENTS - 3.1%
GOVERNMENT AND AGENCY SECURITIES - 1.0%
United States Treasury Floating Rate Note, 0.369%, due 04/30/16 (d) (Cost $250,000)	$250,000	250,008
Total Government and Agency Securities (Cost $250,000)		250,008
COMMERCIAL PAPER - 0.9%
J.P. Morgan Securities LLC, 144A, 0.00% - 0.01%, due 04/15/16 - 06/07/16 (e) (f)	200,000	199,871
J.P. Morgan Securities LLC, 0.01%, due 09/15/16 (e)	50,000	49,839
Total Commercial Paper (Cost $249,650)		249,710
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp. Repurchase Agreement, 0.10% dated 03/31/16 due 04/01/16, repurchase price $205,061, collateralized by a United States Treasury Note, 1.875%, due 10/31/22, value plus accrued interest of $209,165 (Cost: $205,061)	205,061	205,061
U.S. GOVERNMENT BILLS - 0.4%
United States Treasury Bill, 0.00%, due 06/30/16 (e) (Cost $99,947)	100,000	99,947
TOTAL SHORT TERM INVESTMENTS - 3.1% (COST $804,658)		804,726
TOTAL INVESTMENTS - 99.3% (COST $27,765,612)		25,831,672
Foreign Currencies (Cost $2) - 0.0% (g)		2
Other Assets In Excess of Liabilities - 0.7%		188,721
TOTAL NET ASSETS - 100.0%		$26,020,395

See accompanying Notes to Financial Statements.

Oakmark.com 35

Oakmark International Fund  March 31, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

(a)  Non-income producing security

(b)  See Note 5 in the Notes to Financial Statements regarding investments in affiliated issuers.

(c)  Sponsored American Depositary Receipt

(d)  Floating Rate Note. Rate shown is as of March 31, 2016.

(e)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(f)  See Note 1 in the Notes to Financial Statements regarding restricted securities. These securities may be resold subject to restrictions on resale under federal securities law.

(g)  Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

36 OAKMARK FUNDS

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Oakmark.com 37

Oakmark International Small Cap Fund  March 31, 2016

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 03/31/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/16)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Small Cap Fund (Class I)	-1.13%	-8.79%	3.50%	2.61%	3.55%	9.16%	11/01/95
MSCI World ex U.S. Small Cap Index	0.60%	1.99%	5.55%	3.84%	3.09%	N/A
MSCI World ex U.S. Index	-1.95%	-8.44%	1.69%	1.62%	1.80%	4.74%
Lipper International Small Cap Funds Index[17]	-0.42%	0.10%	5.92%	5.11%	4.35%	N/A
Oakmark International Small Cap Fund (Class II)	-1.20%	-8.91%	3.19%	2.31%	3.30%	9.25%	01/08/01

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[7]	% of Net Assets
Julius Baer Group, Ltd.	4.0
BNK Financial Group, Inc.	3.7
Incitec Pivot, Ltd.	3.7
Konecranes Plc	3.1
Atea ASA	2.9
Melco International Development, Ltd.	2.8
MTU Aero Engines AG	2.7
Panalpina Welttransport Holding AG	2.6
Countrywide PLC	2.5
Metso OYJ	2.4
FUND STATISTICS
Ticker	OAKEX
Inception	11/01/95
Number of Equity Holdings	60
Net Assets	$2.6 billion
Benchmark	MSCI World ex U.S. Small Cap Index
Weighted Average Market Cap	$2.9 billion
Median Market Cap	$1.8 billion
Portfolio Turnover (for the 6-months ended 03/31/16)	22%
Expense Ratio — Class I (as of 09/30/15)	1.35%
SECTOR ALLOCATION	% of Net Assets
Industrials	43.5
Financials	22.2
Information Technology	8.5
Consumer Discretionary	8.3
Materials	6.9
Health Care	4.4
Consumer Staples	2.5
Short-Term Investments and Other	3.7
GEOGRAPHIC ALLOCATION
% of Equity
Europe	61.0
U.K.	19.6
Switzerland	13.5
Finland*	7.2
Italy*	5.3
Norway	3.0
Germany*	2.8
Spain*	2.4
Netherlands*	2.2
France*	2.2
Greece*	1.5
Denmark	1.3
Asia	19.6
Japan	8.4
% of Equity
Asia (cont'd)	19.6
South Korea	6.3
Hong Kong	3.7
China	1.2
Australasia	11.7
Australia	9.2
New Zealand	2.5
North America	5.9
Canada	4.6
United States	1.3
Latin America	1.7
Brazil	1.7
Middle East	0.1
Israel	0.1

*  Euro currency countries comprise 23.6% of equity investments

38 OAKMARK FUNDS

Oakmark International Small Cap Fund  March 31, 2016

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

The Oakmark International Small Cap Fund declined 1% for the quarter ended March 31, 2016, underperforming the MSCI World ex U.S. Small Cap Index16, which returned 1% for the same period. Since the Fund's inception in November 1995, it has returned an average of 9% per year.

The top-performing stock for the quarter was Primary Health Care. Primary operates more than 70 health care clinics in Australia and is also one of the largest providers of pathology and diagnostic imaging services in the country. During the quarter, Primary reported its fiscal year 2016 first-half earnings, which met analysts' outlook for the reporting period and showed that the company's medical centers business demonstrated stronger growth and margin development despite a lower number of doctors for the year and fee index freezes. On a recent trip to Australia, we met with CEO Peter Gregg and CFO Malcolm Ashcroft, and we continue to believe that management at the company has improved significantly. We believe the company is taking necessary actions including moving to a more sustainable doctor recruitment model, increasing the level of talent within the organization and reducing financial leverage. Furthermore, we like that management is focused on recycling capital from non-core assets, such as the recent sale of the company's software business for general practitioners in order to fund organic growth and improve returns on capital in the company's core medical center, pathology and imaging businesses.

The Fund's largest detractor for the quarter was a Swiss private bank holding company, EFG International. During the quarter, EFG International announced a proposed acquisition of one of the oldest private Swiss banks, BSI. BSI's assets under management are similar in size to EFG's and the combined entity would become the fifth-largest private bank in Switzerland. Due to the size of the deal, EFG will need to issue equity to finance the transaction; this news hurt EFG's share price during the quarter. However, in our view, the longer-term synergy opportunities are significant and if the merger is executed properly, we believe that the combined entity's earnings power should be materially higher than EFG as a stand-alone entity.

We initiated five new positions in the Fund this quarter: Aberdeen Asset Management, Azimut Holding, Ferrari, Interpump Group and Regus. Aberdeen Asset Management is based in the U.K. and is one of the world's largest asset management firms, with operations in over 20 countries. Azimut Holding is an Italy-based investment management company that offers asset management and financial services products to private and institutional clients. Ferrari is an Italian luxury sports car manufacturer. Interpump is an Italian manufacturer and marketer of high-pressure pumps, hydraulics and cleaning equipment that provides products to clients in over 60 countries. Lastly, based in the U.K., Regus is a global flexible workplace provider that serves more than two million customers in 2,600 locations across 900 cities in 106 countries. We eliminated our positions in Fugro (Netherlands), MLP (Germany), Treasury Wine Estates (Australia) and Schoeller-Bleckmann Oilfield Equipment (Austria) during the quarter.

Geographically, we ended the quarter with 20% of our holdings in Asia, 61% in Europe and 12% in Australasia. The remaining positions are in North America (Canada and the U.S.), Latin America (Brazil) and the Middle East (Israel).

We still maintain hedge positions on two of the Fund's currency exposures, and as of the quarter end, 11% of the Australian dollar and 26% of the Swiss franc exposures were hedged.

Thank you for your continued confidence and support.

Oakmark.com 39

Oakmark International Small Cap Fund  March 31, 2016 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.3%
INDUSTRIALS - 43.5%
CAPITAL GOODS - 22.4%
Konecranes OYJ (Finland) (b) Industrial Machinery	3,381	$80,713
MTU Aero Engines AG (Germany) Aerospace & Defense	727	69,700
Metso OYJ (Finland) Industrial Machinery	2,631	62,785
Sulzer AG (Switzerland) (c) Industrial Machinery	546	54,195
Bucher Industries AG (Switzerland) Construction Machinery & Heavy Trucks	220	53,499
Saft Groupe SA (France) (b) Electrical Components & Equipment	1,661	50,254
Morgan Advanced Materials PLC (United Kingdom) (b) Industrial Machinery	14,723	48,044
Travis Perkins PLC (United Kingdom) Trading Companies & Distributors	1,552	40,730
Finning International, Inc. (Canada) Trading Companies & Distributors	2,643	38,808
Outotec OYJ (Finland) (b) (c) Construction & Engineering	9,337	35,252
Prysmian SpA (Italy) Electrical Components & Equipment	794	17,993
Wajax Corp. (Canada) (b) Trading Companies & Distributors	1,162	15,629
Melrose Industries PLC (United Kingdom) Industrial Machinery	1,552	7,946
Interpump Group SpA (Italy) Industrial Machinery	181	2,641
		578,189
	Shares	Value
COMMERCIAL & PROFESSIONAL SERVICES - 14.8%
Applus Services SA (Spain) (b) Research & Consulting Services	6,645	$58,974
ALS, Ltd. (Australia) Research & Consulting Services	18,961	57,993
Michael Page International PLC (United Kingdom) Human Resource & Employment Services	9,321	57,135
Mitie Group PLC (United Kingdom) Environmental & Facilities Services	12,781	47,177
Regus PLC (United Kingdom) Office Services & Supplies	9,171	41,713
SThree PLC (United Kingdom) Human Resource & Employment Services	6,359	28,656
Randstad Holding N.V. (Netherlands) Human Resource & Employment Services	505	27,996
Brunel International N.V. (Netherlands) Human Resource & Employment Services	1,326	27,928
Cleanaway Waste Management, Ltd. (Australia) Environmental & Facilities Services	27,278	16,101
gategroup Holding AG (Switzerland) Diversified Support Services	259	11,600
Dorma+Kaba Holding AG (Switzerland) Security & Alarm Services	11	7,230
		382,503
TRANSPORTATION - 6.3%
Panalpina Welttransport Holding AG (Switzerland) Air Freight & Logistics	596	66,597
BBA Aviation PLC (United Kingdom) Airport Services	13,153	37,858
DSV AS (Denmark) Trucking	785	32,670
Freightways, Ltd. (New Zealand) Air Freight & Logistics	6,201	27,215
		164,340
		1,125,032
FINANCIALS - 22.2%
DIVERSIFIED FINANCIALS - 12.0%
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	2,396	102,899
Element Financial Corp. (Canada) Specialized Finance	5,501	59,301
Azimut Holding SPA (Italy) Asset Management & Custody Banks	2,554	58,846
EFG International AG (Switzerland) Asset Management & Custody Banks	7,007	40,079
Aberdeen Asset Management PLC (United Kingdom) Asset Management & Custody Banks	7,207	28,715
Ichiyoshi Securities Co., Ltd. (Japan) (b) Investment Banking & Brokerage	2,221	18,925
		308,765

See accompanying Notes to Financial Statements.

40 OAKMARK FUNDS

Oakmark International Small Cap Fund  March 31, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 96.3% (continued)
FINANCIALS - 22.2% (continued)
BANKS - 6.1%
BNK Financial Group, Inc. (South Korea) Regional Banks	11,323	$96,044
DGB Financial Group, Inc. (South Korea) Regional Banks	7,909	61,548
		157,592
REAL ESTATE - 4.1%
Countrywide PLC (United Kingdom) (b) Real Estate Services	11,568	64,066
LSL Property Services PLC (United Kingdom) (b) Real Estate Services	10,416	43,009
		107,075
		573,432
INFORMATION TECHNOLOGY - 8.5%
SOFTWARE & SERVICES - 4.7%
Atea ASA (Norway) (b) IT Consulting & Other Services	7,741	73,902
Totvs SA (Brazil) Systems Software	5,591	42,291
Altran Technologies SA (France) IT Consulting & Other Services	280	3,881
		120,074
TECHNOLOGY HARDWARE & EQUIPMENT - 3.8%
Hirose Electric Co., Ltd. (Japan) Electronic Components	489	53,887
Premier Farnell PLC (United Kingdom) (b) Technology Distributors	20,168	32,660
Electrocomponents PLC (United Kingdom) Technology Distributors	2,816	9,764
Orbotech, Ltd. (Israel) (a) Electronic Equipment & Instruments	107	2,536
		98,847
		218,921
CONSUMER DISCRETIONARY - 8.3%
CONSUMER SERVICES - 2.8%
Melco International Development, Ltd. (Hong Kong) Casinos & Gaming	52,467	73,181
MEDIA - 2.8%
Hakuhodo DY Holdings, Inc. (Japan) Advertising	3,213	36,404
SKY Network Television, Ltd. (New Zealand) Cable & Satellite	10,510	36,178
		72,582
	Shares	Value
RETAILING - 1.9%
China ZhengTong Auto Services Holdings, Ltd. (China) Automotive Retail	74,036	$28,441
Hengdeli Holdings, Ltd. (Hong Kong) Specialty Stores	232,369	19,171
		47,612
AUTOMOBILES & COMPONENTS - 0.8%
Ferrari N.V. (Italy) (a) Automobile Manufacturers	511	21,207
		214,582
MATERIALS - 6.9%
Incitec Pivot, Ltd. (Australia) Diversified Chemicals	38,694	94,619
Kansai Paint Co., Ltd. (Japan) Specialty Chemicals	2,884	46,322
Titan Cement Co. SA (Greece) Construction Materials	1,726	37,104
		178,045
HEALTH CARE - 4.4%
HEALTH CARE EQUIPMENT & SERVICES - 3.1%
Primary Health Care, Ltd. (Australia) (b) Health Care Services	20,943	60,202
Amplifon S.p.A. (Italy) Health Care Distributors	2,368	20,534
		80,736
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.3%
QIAGEN N.V. (United States) (a) Life Sciences Tools & Services	1,451	32,420
		113,156
CONSUMER STAPLES - 2.5%
FOOD & STAPLES RETAILING - 2.1%
Sugi Holdings Co., Ltd. (Japan) Drug Retail	1,006	53,074
FOOD, BEVERAGE & TOBACCO - 0.4%
Davide Campari-Milano SPA (Italy) Distillers & Vintners	1,122	11,215
		64,289
TOTAL COMMON STOCKS - 96.3% (COST $2,775,784)		2,487,457

See accompanying Notes to Financial Statements.

Oakmark.com 41

Oakmark International Small Cap Fund  March 31, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT TERM INVESTMENTS - 2.9%
REPURCHASE AGREEMENT - 2.9%
Fixed Income Clearing Corp. Repurchase Agreement, 0.10% dated 03/31/16 due 04/01/16, repurchase price $76,276, collateralized by a Federal Farm Credit Bank Bond, 2.625%, due 07/16/24, value plus accrued interest of $22,613, by United States Treasury Notes, 2.375% - 2.750%, due 02/15/24 - 08/15/24, aggregate value plus accrued interest of $55,194 (Cost: $76,276)	$76,276	$76,276
TOTAL SHORT TERM INVESTMENTS - 2.9% (COST $76,276)		76,276
TOTAL INVESTMENTS - 99.2% (COST $2,852,060)		2,563,733
Foreign Currencies (Cost $9) - 0.0% (d)		9
Other Assets In Excess of Liabilities - 0.8%		19,823
TOTAL NET ASSETS - 100.0%		$2,583,565

(a)  Non-income producing security

(b)  See Note 5 in the Notes to Financial Statements regarding investments in affiliated issuers.

(c)  A portion of the security out on loan.

(d)  Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

42 OAKMARK FUNDS

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Oakmark.com 43

Oakmark Funds

Statements of Assets and Liabilities—March 31, 2016 (Unaudited)

(in thousands except per share amounts)

	Oakmark Fund		Oakmark Select Fund		Oakmark Equity and Income Fund		Oakmark Global Fund
Assets
Investments in unaffiliated securities, at value (a)	$15,448,286		$5,316,276		$16,980,660		$2,698,231
Investments in affiliated securities, at value (b)	0		0		0		0
Foreign currency, at value (c)	0	(d)	0		0	(d)	0	(d)
Receivable for:
Securities sold	137,203		0		12,044		4,536
Fund shares sold	13,714		3,299		12,030		1,200
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	15,056		12,373		42,391		5,001
Dividends and interest from affiliated securities (Net of foreign tax withheld)	0		0		1,095		0
Tax reclaim from unaffiliated securities	2,482		0		10,668		2,723
Tax reclaim from affiliated securities	0		0		0		0
Total receivables	168,455		15,672		78,228		13,460
Other assets	87		51		91		43
Total assets	$15,616,828		$5,331,999		$17,058,979		$2,711,734
Liabilities and Net Assets
Payable for:
Securities purchased	$0		$0		$13,492		$9,617
Fund shares redeemed	22,637		5,809		31,611		3,663
Forward foreign currency contracts	0		0		0		3,152
Investment advisory fee	1,178		464		1,203		269
Other shareholder servicing fees	2,601		639		2,942		471
Transfer and dividend disbursing agent fees	375		170		195		140
Trustee fees	5		8		15		7
Deferred trustee compensation	1,037		913		893		433
Other	1,064		330		1,278		285
Total liabilities	28,897		8,333		51,629		18,037
Net assets applicable to Fund shares outstanding	$15,587,931		$5,323,666		$17,007,350		$2,693,697
Analysis of Net Assets
Paid in capital	$11,939,962		$4,055,023		$13,405,071		$2,523,000
Accumulated undistributed net realized gain (loss) on investments, forward contracts, written options and foreign currency transactions	(125,343)		(37,093)		354,346		10,445
Net unrealized appreciation (depreciation) on investments, forward contracts, written options and foreign currency translation	3,728,893		1,281,473		3,199,718		167,919
Accumulated undistributed net investment income (Distributions in excess of net investment income)	44,419		24,263		48,215		(7,667)
Net assets applicable to Fund shares outstanding	$15,587,931		$5,323,666		$17,007,350		$2,693,697
Price of Shares
Net asset value, offering and redemption price per share: Class I	$62.47		$37.03		$28.79		$25.14
Class I—Net assets	$15,399,844		$5,287,253		$16,222,559		$2,664,968
Class I—Shares outstanding (Unlimited shares authorized)	246,532		142,787		563,445		106,024
Net asset value, offering and redemption price per share: Class II	$62.23	(e)	$36.59	(e)	$28.63		$24.50	(e)
Class II—Net assets	$188,087		$36,413		$784,791		$28,729
Class II—Shares outstanding (Unlimited shares authorized)	3,022		995		27,411		1,173
(a) Identified cost of investments in unaffiliated securities	$11,719,393		$4,034,803		$13,780,942		$2,527,125
(b) Identified cost of investments in affiliated securities	0		0		0		0
(c) Identified cost of foreign currency	0	(d)	0		0	(d)	0	(d)
(d) Amount rounds to less than $1,000.
(e) Net assets have been rounded for presentation purposes. The net asset value per share shown is as reported on March 31, 2016.

See accompanying Notes to Financial Statements.

44 OAKMARK FUNDS

	Oakmark Global Select Fund		Oakmark International Fund	Oakmark International Small Cap Fund
Assets
Investments in unaffiliated securities, at value (a)	$2,122,627		$20,282,050	$2,042,305
Investments in affiliated securities, at value (b)	0		5,549,622	521,428
Foreign currency, at value (c)	0	(d)	2	9
Receivable for:
Securities sold	8,584		122,306	8,070
Fund shares sold	3,555		50,991	9,620
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	3,881		81,689	7,229
Dividends and interest from affiliated securities (Net of foreign tax withheld)	0		22,115	6,917
Tax reclaim from unaffiliated securities	2,226		39,448	2,776
Tax reclaim from affiliated securities	0		1,584	0
Total receivables	18,246		318,133	34,612
Other assets	40		118	43
Total assets	$2,140,913		$26,149,925	$2,598,397
Liabilities and Net Assets
Payable for:
Securities purchased	$5,113		$61,705	$0
Fund shares redeemed	6,792		33,371	9,498
Forward foreign currency contracts	2,702		24,507	3,110
Investment advisory fee	215		2,161	291
Other shareholder servicing fees	268		5,164	844
Transfer and dividend disbursing agent fees	62		502	162
Trustee fees	6		21	7
Deferred trustee compensation	14		720	414
Other	212		1,379	506
Total liabilities	15,384		129,530	14,832
Net assets applicable to Fund shares outstanding	$2,125,529		$26,020,395	$2,583,565
Analysis of Net Assets
Paid in capital	$2,084,124		$28,419,661	$2,837,082
Accumulated undistributed net realized gain (loss) on investments, forward contracts, written options and foreign currency transactions	3,173		(494,240)	18,612
Net unrealized appreciation (depreciation) on investments, forward contracts, written options and foreign currency translation	35,771		(1,958,545)	(291,300)
Accumulated undistributed net investment income (Distributions in excess of net investment income)	2,461		53,519	19,171
Net assets applicable to Fund shares outstanding	$2,125,529		$26,020,395	$2,583,565
Price of Shares
Net asset value, offering and redemption price per share: Class I	$14.86		$20.73	$14.01
Class I—Net assets	$2,125,529		$25,454,631	$2,581,900
Class I—Shares outstanding (Unlimited shares authorized)	143,029		1,227,646	184,261
Net asset value, offering and redemption price per share: Class II	$0		$20.84	$13.95	(e)
Class II—Net assets	$0		$565,764	$1,665
Class II—Shares outstanding (Unlimited shares authorized)	0		27,147	119
(a) Identified cost of investments in unaffiliated securities	$2,084,116		$20,119,388	$2,215,566
(b) Identified cost of investments in affiliated securities	0		7,646,224	636,494
(c) Identified cost of foreign currency	0	(d)	2	9
(d) Amount rounds to less than $1,000.
(e) Net assets have been rounded for presentation purposes. The net asset value per share shown is as reported on March 31, 2016.

Oakmark.com 45

Oakmark Funds

Statements of Operations—March 31, 2016 (Unaudited)

(in thousands)

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund
Investment Income:
Dividends from unaffiliated securities	$159,935	$37,315	$106,424	$18,965
Dividends from affiliated securities	0	0	2,416	0
Interest income from unaffiliated securities	535	17,130	42,751	11
Security lending income	0	6,420	0	0
Foreign taxes withheld	(45)	(35)	0	(495)
Total investment income	160,425	60,830	151,591	18,481
Expenses:
Investment advisory fee	60,989	23,972	59,439	14,510
Transfer and dividend disbursing agent fees	628	283	408	176
Other shareholder servicing fees	9,087	1,925	7,228	1,456
Service fee—Class II	249	50	1,119	37
Reports to shareholders	645	156	347	113
Custody and accounting fees	236	115	263	217
Registration and blue sky expenses	117	20	19	17
Trustees fees	161	105	173	83
Legal fees	88	54	92	44
Audit and tax services fees	27	14	27	11
Dividends on securities sold short	0	0	0	0
Other	336	229	340	184
Total expenses	72,563	26,923	69,455	16,848
Net Investment Income	$87,862	$33,907	$82,136	$1,633
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	(138,809)	(37,703)	380,877	19,149
Affiliated investments	0	0	(26,482)	0
Forward foreign currency contracts	0	0	0	3,753
Foreign currency transactions	0	0	6	231
Written options	16,395	33,488	0	0
Net realized gain (loss)	(122,414)	(4,215)	354,401	23,133
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	580,383	25,821	(45,464)	(72,291)
Affiliated investments	0	0	0	0
Forward foreign currency contracts	0	0	0	(4,916)
Foreign currency translation	0	0	0	167
Written options	0	(5,002)	0	0
Net change in unrealized appreciation (depreciation)	580,383	20,819	(45,464)	(77,040)
Net realized and unrealized gain (loss)	457,969	16,604	308,937	(53,907)
Net increase (decrease) in net assets resulting from operations	$545,831	$50,511	$391,073	$(52,274)

See accompanying Notes to Financial Statements.

46 OAKMARK FUNDS

	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Investment Income:
Dividends from unaffiliated securities	$13,352	$129,223	$53,032
Dividends from affiliated securities	0	63,988	12,713
Interest income from unaffiliated securities	26	1,185	30
Security lending income	48	932	182
Foreign taxes withheld	(589)	(12,882)	(2,513)
Total investment income	12,837	182,446	63,444
Expenses:
Investment advisory fee	10,781	110,078	15,182
Transfer and dividend disbursing agent fees	65	664	129
Other shareholder servicing fees	877	15,170	2,592
Service fee—Class II	0	728	3
Reports to shareholders	77	805	257
Custody and accounting fees	154	2,128	384
Registration and blue sky expenses	98	325	40
Trustees fees	71	220	82
Legal fees	42	130	44
Audit and tax services fees	10	37	9
Dividends on securities sold short	50	0	0
Other	180	437	180
Total expenses	12,405	130,722	18,902
Net Investment Income	$432	$51,724	$44,542
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	10,746	(201,124)	44,405
Affiliated investments	0	(40,318)	(13,704)
Forward foreign currency contracts	2,145	25,516	4,590
Foreign currency transactions	309	(515)	(921)
Written options	0	0	0
Net realized gain (loss)	13,200	(216,441)	34,370
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	49,620	1,252,886	(14,006)
Affiliated investments	0	(432,500)	(43,460)
Forward foreign currency contracts	(3,100)	(39,669)	(7,499)
Foreign currency translation	137	2,720	363
Written options	0	0	0
Net change in unrealized appreciation (depreciation)	46,657	783,437	(64,602)
Net realized and unrealized gain (loss)	59,857	566,996	(30,232)
Net increase (decrease) in net assets resulting from operations	$60,289	$618,720	$14,310

Oakmark.com 47

Oakmark Funds

Statements of Changes in Net Assets

(in thousands)

	Oakmark Fund
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
From Operations:
Net investment income	$87,862	$162,347
Net realized gain (loss)	(122,414)	92,078
Net change in unrealized appreciation (depreciation)	580,383	(1,118,691)
Net increase (decrease) in net assets from operations	545,831	(864,266)
Distributions to shareholders from:
Net investment income—Class I	(159,195)	(105,542)
Net investment income—Class II	(1,174)	(827)
Net realized gain—Class I	(79,584)	(1,026,183)
Net realized gain—Class II	(942)	(12,168)
Total distributions to shareholders	(240,895)	(1,144,720)
From Fund share transactions:
Proceeds from shares sold—Class I	1,537,740	4,657,970
Proceeds from shares sold—Class II	16,249	107,384
Reinvestment of distributions—Class I	225,431	1,034,574
Reinvestment of distributions—Class II	1,424	9,135
Payment for shares redeemed—Class I	(3,107,931)	(3,751,484)
Payment for shares redeemed—Class II	(29,306)	(69,304)
Net increase (decrease) in net assets from Fund share transactions	(1,356,393)	1,988,275
Total decrease in net assets	(1,051,457)	(20,711)
Net assets:
Beginning of period	16,639,388	16,660,099
End of period	$15,587,931	$16,639,388
Accumulated undistributed net investment income	$44,419	$130,361
Fund Share Transactions—Class I:
Shares sold	25,024	69,969
Shares issued in reinvestment of dividends	3,589	15,652
Less shares redeemed	(52,000)	(56,579)
Net increase (decrease) in shares outstanding	(23,387)	29,042
Fund Share Transactions—Class II:
Shares sold	266	1,609
Shares issued in reinvestment of dividends	23	139
Less shares redeemed	(476)	(1,042)
Net increase (decrease) in shares outstanding	(187)	706

See accompanying Notes to Financial Statements.

48 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
From Operations:
Net investment income	$33,907	$12,852
Net realized gain (loss)	(4,215)	(23,570)
Net change in unrealized appreciation (depreciation)	20,819	(373,571)
Net increase (decrease) in net assets from operations	50,511	(384,289)
Distributions to shareholders from:
Net investment income—Class I	(17,524)	0
Net realized gain—Class I	0	(787,839)
Net realized gain—Class II	0	(3,842)
Total distributions to shareholders	(17,524)	(791,681)
From Fund share transactions:
Proceeds from shares sold—Class I	467,280	1,987,726
Proceeds from shares sold—Class II	3,893	30,881
Reinvestment of distributions—Class I	15,156	691,226
Reinvestment of distributions—Class II	0	2,566
Payment for shares redeemed—Class I	(727,095)	(2,249,473)
Payment for shares redeemed—Class II	(4,615)	(14,140)
Net increase (decrease) in net assets from Fund share transactions	(245,381)	448,786
Total decrease in net assets	(212,394)	(727,184)
Net assets:
Beginning of period	5,536,060	6,263,244
End of period	$5,323,666	$5,536,060
Accumulated undistributed net investment income	$24,263	$8,479
Fund Share Transactions—Class I:
Shares sold	12,578	47,737
Shares issued in reinvestment of dividends	391	17,067
Less shares redeemed	(19,641)	(54,887)
Net increase (decrease) in shares outstanding	(6,672)	9,917
Fund Share Transactions—Class II:
Shares sold	107	748
Shares issued in reinvestment of dividends	0	64
Less shares redeemed	(125)	(350)
Net increase (decrease) in shares outstanding	(18)	462

See accompanying Notes to Financial Statements.

Oakmark.com 49

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
From Operations:
Net investment income	$82,136	$212,700
Net realized gain (loss)	354,401	987,379
Net change in unrealized appreciation (depreciation)	(45,464)	(1,604,477)
Net increase (decrease) in net assets from operations	391,073	(404,398)
Distributions to shareholders from:
Net investment income—Class I	(188,045)	(153,860)
Net investment income—Class II	(5,787)	(5,380)
Net realized gain—Class I	(852,456)	(1,552,733)
Net realized gain—Class II	(42,531)	(92,069)
Total distributions to shareholders	(1,088,819)	(1,804,042)
From Fund share transactions:
Proceeds from shares sold—Class I	842,078	2,240,208
Proceeds from shares sold—Class II	62,663	189,738
Reinvestment of distributions—Class I	979,326	1,604,153
Reinvestment of distributions—Class II	42,857	86,561
Payment for shares redeemed—Class I	(2,216,350)	(3,859,786)
Payment for shares redeemed—Class II	(191,738)	(416,085)
Net decrease in net assets from Fund share transactions	(481,164)	(155,211)
Total decrease in net assets	(1,178,910)	(2,363,651)
Net assets:
Beginning of period	18,186,260	20,549,911
End of period	$17,007,350	$18,186,260
Accumulated undistributed net investment income	$48,215	$180,013
Fund Share Transactions—Class I:
Shares sold	29,213	69,270
Shares issued in reinvestment of dividends	34,435	50,461
Less shares redeemed	(76,696)	(119,604)
Net increase (decrease) in shares outstanding	(13,048)	127
Fund Share Transactions—Class II:
Shares sold	2,193	5,891
Shares issued in reinvestment of dividends	1,514	2,737
Less shares redeemed	(6,573)	(12,991)
Net decrease in shares outstanding	(2,866)	(4,363)

See accompanying Notes to Financial Statements.

50 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
From Operations:
Net investment income	$1,633	$29,883
Net realized gain (loss)	23,133	136,813
Net change in unrealized appreciation (depreciation)	(77,040)	(387,077)
Net decrease in net assets from operations	(52,274)	(220,381)
Distributions to shareholders from:
Net investment income—Class I	(33,772)	(40,156)
Net investment income—Class II	(216)	(322)
Net realized gain—Class I	(51,276)	(197,597)
Net realized gain—Class II	(556)	(2,331)
Total distributions to shareholders	(85,820)	(240,406)
From Fund share transactions:
Proceeds from shares sold—Class I	172,897	426,324
Proceeds from shares sold—Class II	2,393	7,343
Reinvestment of distributions—Class I	79,111	222,510
Reinvestment of distributions—Class II	685	2,373
Payment for shares redeemed—Class I	(400,986)	(746,089)
Payment for shares redeemed—Class II	(5,357)	(14,209)
Net decrease in net assets from Fund share transactions	(151,257)	(101,748)
Total decrease in net assets	(289,351)	(562,535)
Net assets:
Beginning of period	2,983,048	3,545,583
End of period	$2,693,697	$2,983,048
Accumulated undistributed net investment income (loss)	$(7,667)	$17,621
Fund Share Transactions—Class I:
Shares sold	6,748	14,543
Shares issued in reinvestment of dividends	2,932	7,626
Less shares redeemed	(15,664)	(25,634)
Net decrease in shares outstanding	(5,984)	(3,465)
Fund Share Transactions—Class II:
Shares sold	97	255
Shares issued in reinvestment of dividends	26	83
Less shares redeemed	(209)	(492)
Net decrease in shares outstanding	(86)	(154)

See accompanying Notes to Financial Statements.

Oakmark.com 51

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Select Fund
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
From Operations:
Net investment income	$432	$14,407
Net realized gain (loss)	13,200	148,153
Net change in unrealized appreciation (depreciation)	46,657	(246,659)
Net increase (decrease) in net assets from operations	60,289	(84,099)
Distributions to shareholders from:
Net investment income—Class I	(17,056)	(16,577)
Net realized gain—Class I	(100,960)	(90,353)
Total distributions to shareholders	(118,016)	(106,930)
From Fund share transactions:
Proceeds from shares sold—Class I	427,341	722,485
Reinvestment of distributions—Class I	105,014	89,569
Payment for shares redeemed—Class I	(382,494)	(524,922)
Net increase in net assets from Fund share transactions	149,861	287,132
Total increase in net assets	92,134	96,103
Net assets:
Beginning of period	2,033,395	1,937,292
End of period	$2,125,529	$2,033,395
Accumulated undistributed net investment income	$2,461	$15,107
Fund Share Transactions—Class I:
Shares sold	27,960	43,998
Shares issued in reinvestment of dividends	6,815	5,588
Less shares redeemed	(25,607)	(32,188)
Net increase in shares outstanding	9,168	17,398

See accompanying Notes to Financial Statements.

52 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
From Operations:
Net investment income	$51,724	$528,081
Net realized gain (loss)	(216,441)	1,052,652
Net change in unrealized appreciation (depreciation)	783,437	(4,335,228)
Net increase (decrease) in net assets from operations	618,720	(2,754,495)
Distributions to shareholders from:
Net investment income—Class I	(585,096)	(571,149)
Net investment income—Class II	(10,674)	(9,359)
Net realized gain—Class I	(688,352)	(1,205,922)
Net realized gain—Class II	(15,185)	(24,101)
Total distributions to shareholders	(1,299,307)	(1,810,531)
From Fund share transactions:
Proceeds from shares sold—Class I	4,557,477	8,287,329
Proceeds from shares sold—Class II	102,785	292,692
Reinvestment of distributions—Class I	1,064,599	1,429,773
Reinvestment of distributions—Class II	16,780	21,706
Payment for shares redeemed—Class I	(5,418,085)	(9,090,166)
Payment for shares redeemed—Class II	(96,826)	(200,572)
Net increase in net assets from Fund share transactions	226,730	740,762
Total decrease in net assets	(453,857)	(3,824,264)
Net assets:
Beginning of period	26,474,252	30,298,516
End of period	$26,020,395	$26,474,252
Accumulated undistributed net investment income	$53,519	$655,480
Fund Share Transactions—Class I:
Shares sold	221,372	341,575
Shares issued in reinvestment of dividends	50,146	60,636
Less shares redeemed	(258,213)	(377,963)
Net increase in shares outstanding	13,305	24,248
Fund Share Transactions—Class II:
Shares sold	4,839	11,962
Shares issued in reinvestment of dividends	786	915
Less shares redeemed	(4,602)	(8,249)
Net increase in shares outstanding	1,023	4,628

See accompanying Notes to Financial Statements.

Oakmark.com 53

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
From Operations:
Net investment income	$44,542	$36,470
Net realized gain (loss)	34,370	126,323
Net change in unrealized appreciation (depreciation)	(64,602)	(275,003)
Net increase (decrease) in net assets from operations	14,310	(112,210)
Distributions to shareholders from:
Net investment income—Class I	(68,535)	(47,555)
Net investment income—Class II	(38)	(37)
Net realized gain—Class I	(67,833)	(166,420)
Net realized gain—Class II	(44)	(172)
Total distributions to shareholders	(136,450)	(214,184)
From Fund share transactions:
Proceeds from shares sold—Class I	337,505	1,078,421
Proceeds from shares sold—Class II	156	744
Reinvestment of distributions—Class I	123,630	188,923
Reinvestment of distributions—Class II	48	86
Payment for shares redeemed—Class I	(609,338)	(999,898)
Payment for shares redeemed—Class II	(400)	(1,892)
Redemption fees—Class I	214	652
Redemption fees—Class II	0 (a)	1
Net increase (decrease) in net assets from Fund share transactions	(148,185)	267,037
Total decrease in net assets	(270,325)	(59,357)
Net assets:
Beginning of period	2,853,890	2,913,247
End of period	$2,583,565	$2,853,890
Accumulated undistributed net investment income	$19,171	$41,384
Fund Share Transactions—Class I:
Shares sold	24,400	68,068
Shares issued in reinvestment of dividends	8,875	12,799
Less shares redeemed	(44,014)	(63,512)
Net increase (decrease) in shares outstanding	(10,739)	17,355
Fund Share Transactions—Class II:
Shares sold	11	47
Shares issued in reinvestment of dividends	3	6
Less shares redeemed	(28)	(121)
Net decrease in shares outstanding	(14)	(68)

(a)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

54 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements

1.  SIGNIFICANT ACCOUNTING POLICIES

Organization

The following are the significant accounting policies of Oakmark Fund ("Oakmark"), Oakmark Select Fund ("Select"), Oakmark Equity and Income Fund ("Equity and Income"), Oakmark Global Fund ("Global"), Oakmark Global Select Fund ("Global Select"), Oakmark International Fund ("International"), and Oakmark International Small Cap Fund ("Int'l Small Cap"), collectively referred to as the "Funds," each a series of Harris Associates Investment Trust (the "Trust"), a Massachusetts business trust, organized on February 1, 1991, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services—Investment Companies. Each Fund, other than Select and Global Select, is diversified in accordance with the 1940 Act. The following policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Class disclosure

Each Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares are offered to the general public. Class II Shares are offered to certain retirement plans such as 401(k) and profit sharing plans. Class II Shares pay a service fee at the annual rate of up to 0.25% of average net assets of Class II Shares of the Funds. This service fee is paid to a third-party administrator for performing the services associated with the administration of such retirement plans. Class I Shares do not have such an associated service fee. Global Select had no outstanding Class II shares during the six-month period ended March 31, 2016.

Income, realized and unrealized capital gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to each class pro rata based on the relative net assets of each class. Transfer and dividend disbursing agent fees and other shareholder servicing fees are specific to each class.

Redemption fees

Int'l Small Cap imposes a short-term trading fee on redemptions of shares held for 90 days or less to help offset two types of costs to the Fund caused by abusive trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is paid to the Fund and is 2% of the redemption value and is deducted from either the redemption proceeds or from the balance in the account. The "first-in, first-out" ("FIFO") method is used to determine the holding period. The Fund may approve the waiver of redemption fees on certain types of accounts held through intermediaries, pursuant to the Fund's policies and procedures. Redemption fees collected by the Fund, if any, are included in the Statements of Changes in Net Assets.

Security valuation

The Funds' share prices or net asset values ("NAVs") are calculated as of the close of regular session trading (usually 4:00 pm Eastern time) on the New York Stock Exchange ("NYSE") on any day on which the NYSE is open for trading. Equity securities principally traded on securities exchanges in the United States and over-the-counter securities are valued at the last sales price or the official closing price on the day of valuation, or lacking any reported sales that day, at the most recent bid quotation. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price ("NOCP"), or lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market System. Equity securities principally traded on securities exchanges outside the United States are valued, depending on local convention or regulation, at the last sales price, the last bid or asked price, the mean between the last bid and asked prices, or the official closing price, or are based on a pricing composite as of the close of the regular trading hours on the appropriate exchange or other designated time. Each long-term debt instrument is valued at the latest bid quotation or an evaluated price provided by an independent pricing service. The pricing service may use standard inputs such as benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. For certain security types additional inputs may be used or some of the standard inputs may not be applicable. Additionally, the pricing service monitors market indicators and industry and economic events, which may serve as a trigger to gather and possibly use additional market data. Each short-term debt instrument (i.e., debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) or money market instrument maturing in 61 days or more from the date of valuation is valued at the latest bid quotation or an evaluated price provided by an independent pricing service. Each short-term instrument maturing in 60 days or less from the date of valuation is valued at amortized cost, which approximates market value. Options are valued at the last reported sales price on the day of valuation or, lacking any reported sale price on the valuation date, at the mean of the most recent bid and asked quotations or, if the mean is not available, at the most recent bid quotation.

Securities for which quotations are not readily available or securities that may have been affected by a significant event occurring between the close of a foreign market and the close of the NYSE are valued at fair value, determined by or under the direction of the pricing committee authorized by the Board of Trustees. A significant event may include the performance of U.S. markets since the close of foreign markets. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign securities in order to adjust local closing prices for information or events that may occur between the close of certain foreign exchanges and the close of the NYSE.

Oakmark.com 55

Oakmark Funds

Notes to Financial Statements (continued)

Fair value measurement

Various inputs are used in determining the value of each Fund's investments. These inputs are prioritized into three broad levels as follows:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, and others)

Level 3—significant unobservable inputs (including the Adviser's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from independent sources, and unobservable inputs reflect the Adviser's own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

The Funds recognize transfers between level 1 and level 2 at the end of the reporting cycle. At March 31, 2016, there were no transfers between levels.

The following is a summary of the inputs used as of March 31, 2016 in valuing each Fund's assets and liabilities. Except for the industries or investment types separately stated below, the total amounts for common stocks, fixed-income and short-term investments in the table below are presented by industry or investment type in each Fund's Schedule of Investments. Information on forward foreign currency contracts is presented by contract in the notes following the below summary:

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Oakmark
Common Stocks	$14,853,658	$0	$0
Short Term Investments	0	594,628	0
Total	$14,853,658	$594,628	$0
Select
Common Stocks	$4,858,593	$0	$0
Preferred Stocks	7,596	0	0
Convertible Bond	0	153,055	0
Corporate Bonds	0	85,750	0
Short Term Investments	0	211,282	0
Total	$4,866,189	$450,087	$0
Equity and Income
Common Stocks	$10,780,499	$0	$0
Government and Agency Securities	0	1,547,243	0
Corporate Bonds	0	1,872,170	0
Asset Backed Securities	0	11,452	0
Short Term Investments	0	2,769,296	0
Total	$10,780,499	$6,200,161	$0
Global
Common Stocks	$2,640,092	$0	$0
Short Term Investments	0	58,139	0
Forward Foreign Currency Contracts - Liabilities	0	(3,152)	0
Total	$2,640,092	$54,987	$0
Global Select
Common Stocks	$2,054,685	$0	$0
Short Term Investments	0	67,942	0
Forward Foreign Currency Contracts - Assets	0	0	0
Forward Foreign Currency Contracts - Liabilities	0	(2,702)	0
Total	$2,054,685	$65,240	$0

56 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
International
Common Stocks	$25,026,946	$0	$0
Short Term Investments	0	804,726	0
Forward Foreign Currency Contracts - Liabilities	0	(24,507)	0
Total	$25,026,946	$780,219	$0
Int'l Small Cap
Common Stocks	$2,487,457	$0	$0
Short Term Investments	0	76,276	0
Forward Foreign Currency Contracts - Liabilities	0	(3,110)	0
Total	$2,487,457	$73,166	$0

Offsetting assets and liabilities

Accounting Standards Codification 210 requires entities to disclose gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. This disclosure is limited to derivative instruments, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions.

At March 31, 2016, certain Funds held open forward foreign currency contracts that were subject to a foreign exchange settlement and netting agreement with the same counterparty. The agreement includes provisions for general obligations, representations and certain events of default or termination. The agreement includes provisions for netting arrangements that may reduce credit risk and counterparty risk associated with relevant transactions, in the event a counterparty fails to meet its obligations. The net recognized assets or liabilities related to open forward foreign currency contracts are presented in the Statements of Assets and Liabilities. The gross recognized assets (appreciation) and liabilities (depreciation) by contract are presented in the table included in the Forward foreign currency contracts section of Note 1 to Financial Statements.

At March 31, 2016, each Fund held investments in repurchase agreements. The gross value of these investments and the value of the related collateral are presented in each Fund's Schedule of Investments. The value of the related collateral for each Fund exceeded the value of the repurchase agreements held at period end.

The value of the securities on loan and the value of the related collateral as of period end, if any, are included in the Securities lending section of Note 1 to Financial Statements.

Foreign currency translations

Certain Funds invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at current exchange rates obtained by a recognized bank, dealer, or independent pricing service on the day of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations. Net realized gains and losses on foreign currency transactions arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and tax reclaims recorded and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions in the Statements of Operations. Unrealized gains and losses arising from changes in the fair value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates are included in net change in unrealized appreciation (depreciation) on foreign currency translation in the Statements of Operations.

Forward foreign currency contracts

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rates. Unrealized gain or loss on the contracts as measured by the difference between

Oakmark.com 57

Oakmark Funds

Notes to Financial Statements (continued)

the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the period is included in the Statements of Assets and Liabilities. Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the period are included in the Statements of Operations.

At March 31, 2016, Global, Global Select, International, and Int'l Small Cap held forward foreign currency contracts, which are considered derivative instruments, each of whose counterparty is State Street Bank and Trust Company ("State Street"), as follows (in thousands):

Global

	Local Contract Amount	Settlement Date	Valuation at 3/31/16	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Australian Dollar	11,804	12/21/16	$8,944	$(259)
Swiss Franc	102,274	09/21/16	107,271	(2,893)
			$116,215	$(3,152)

During the period ended March 31, 2016 the notional value of forward foreign currency contracts opened for Global were $113,063 and the notional value of settled contracts was $130,890 (in thousands).

Global Select

	Local Contract Amount	Settlement Date	Valuation at 3/31/16	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	95,538	09/21/16	$100,206	$(2,702)
			$100,206	$(2,702)

During the period ended March 31, 2016 the notional value of forward foreign currency contracts opened for Global Select were $97,504 and the notional value of settled contracts was $81,746 (in thousands).

International

	Local Contract Amount	Settlement Date	Valuation at 3/31/16	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Australian Dollar	104,415	12/21/16	$79,119	$(2,295)
Swiss Franc	785,295	09/21/16	823,664	(22,212)
			$902,783	$(24,507)

During the period ended March 31, 2016 the notional value of forward foreign currency contracts opened for International were $878,277 and the notional value of settled contracts was $814,074 (in thousands).

Int'l Small Cap

	Local Contract Amount	Settlement Date	Valuation at 3/31/16	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Australian Dollar	32,220	12/21/16	$24,414	$(708)
Swiss Franc	84,909	09/21/16	89,058	(2,402)
			$113,472	$(3,110)

During the period ended March 31, 2016 the notional value of forward foreign currency contracts opened for Int'l Small Cap were $110,362 and the notional value of settled contracts was $132,379 (in thousands).

58 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Discount is accreted and premium is amortized on long-term fixed income securities using the yield-to-maturity method. Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Net realized gains and losses on investments are determined by the specific identification method.

Short sales

Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of the short sale. Each Fund may sell shares of when-issued securities. Typically, a Fund sells when-issued securities when a company announces a spin-off or re-organization, and the post-spin-off or post-re-organization shares begin trading on a when-issued basis prior to the effective date of the corporate action. A sale of a when-issued security is treated as a short sale for accounting purposes. After the effective date, when shares of the new company are received, any shares sold on a when-issued basis will be delivered to the counterparty. At March 31, 2016 none of the Funds had short sales.

When-issued or delayed-delivery securities

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons. At March 31, 2016 none of the Funds held when-issued securities.

Accounting for options

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not its counterparties, to perform.

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of OTC derivatives, the failure of the counterparty to honor its obligation under the contract.

Oakmark and Select wrote put options during the period ended March 31, 2016, as follows (in thousands):

Oakmark

	Number of Contracts	Premiums
Options outstanding at September 30, 2015	0	$0
Options written	6	16,395
Options exercised	(6)	(16,395)
Options outstanding at March 31, 2016	0	$0

Oakmark.com 59

Oakmark Funds

Notes to Financial Statements (continued)

Select

	Number of Contracts	Premiums
Options outstanding at September 30, 2015	51	$12,393
Options written	55	28,057
Options expired	(51)	(13,155)
Options bought back	(51)	(12,393)
Options exercised	(4)	(14,902)
Options outstanding at March 31, 2016	0	$0

Credit facility

The Trust has a $300 million committed unsecured line of credit and a $200 million uncommitted unsecured discretionary demand line of credit (the "Facility") with State Street. Borrowings under the facility bear interest at 1.25% above the greater of the Federal Funds Effective Rate or LIBOR, as defined in the credit agreement. To maintain the Facility, an annualized commitment fee of 0.18% on the unused committed portion is charged to the Trust. Fees and interest expense, if any, related to the Facility are included in other expenses in the Statements of Operations. There were no borrowings under the Facility during the period ended March 31, 2016.

Expense offset arrangement

State Street serves as custodian of the Funds. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances each Fund maintains with State Street. Credit balances used to reduce the Funds' custodian fees, if any, are reported as a reduction of total expenses in the Statements of Operations. During the period ended March 31, 2016 none of the Funds received an expense offset credit.

Repurchase agreements

Each Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price.

The Funds' custodian receives delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the value of the collateral be at least equal to 102% of the repurchase price, including interest. Harris Associates L.P. (the "Adviser") is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. At March 31, 2016 all of the Funds held repurchase agreements.

Security lending

Each Fund, except Oakmark, may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash, cash equivalents or U.S. Treasuries maintained on a current basis in an amount at least equal to the fair value of the securities loaned by the Fund. Collateral is marked to market and monitored daily. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund has the right to call the loan and attempt to obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto, and the Fund could experience subnormal levels of income or lack of access to income during that period.

At March 31, 2016 Int'l Small Cap had securities on loan with a value of $23,847,073 and held as collateral for the loans U.S. Treasury securities with a value of $24,943,759.

Restricted securities

Each Fund may invest in restricted securities, which generally are considered illiquid, but such illiquid securities may not comprise more than 15% of the value of a Fund's net assets at the time of investment. The following investments, the sales of which are subject to restrictions on resale under federal securities laws, have been valued in good faith according to the securities valuation procedures established by the Board of Trustees (as stated in the Security valuation section) since their acquisition dates.

At March 31, 2016 Select, Equity and Income and International held the following restricted securities:

Select

Par Value (000)	Security Name	Acquisition Date	Cost (000)	Value (000)	Percentage of Net Assets
$175,000	Chesapeake Energy Corp.	01/13/16 - 03/03/16	$78,872	$85,750	1.61%
				$85,750	1.61%

60 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

Equity and Income

Par Value (000)	Security Name	Acquisition Date	Cost (000)	Value (000)	Percentage of Net Assets
$29,500	1011778 BC ULC / New Red Finance, Inc.	09/24/14	$29,500	$30,680	0.18%
40,360	Activision Blizzard, Inc.	09/12/13 - 11/13/15	42,269	42,718	0.25%
162,000	Anthem, Inc.	02/12/16 - 03/14/16	161,929	161,929	0.95%
240,100	BMW US Capital LLC	03/07/16 - 03/28/16	240,065	240,065	1.40%
13,760	CVS Health Corp.	10/05/15	14,853	15,607	0.09%
11,450	Cabela's Master Credit Card Trust	10/20/11	11,450	11,452	0.07%
300,000	Chevron Corp.	02/24/16 - 03/31/16	299,924	299,923	1.76%
37,000	Credit Suisse Group AG	12/04/13 - 06/11/14	37,000	35,933	0.21%
25,000	Credit Suisse Group Funding Guernsey, Ltd.	12/07/15	24,956	24,862	0.15%
3,950	Dollar Tree, Inc.	02/06/15	3,950	4,173	0.02%
28,360	Expedia, Inc.	12/01/15 - 02/05/16	27,895	28,403	0.17%
5,590	Glencore Finance Canada, Ltd.	06/01/15 - 06/02/15	5,672	5,595	0.03%
8,060	Glencore Funding LLC	01/15/15	8,061	8,032	0.05%
10,000	Howard Hughes Corp.	09/27/13	10,000	9,850	0.06%
39,400	International Game Technology PLC	02/09/15	39,400	39,876	0.23%
100,000	J.P. Morgan Securities LLC	11/02/15 - 11/04/15	99,954	99,954	0.59%
50,000	John Deere Capital Co.	03/23/16	49,994	49,994	0.29%
75,000	Kellogg Co.	03/14/16 - 03/15/16	74,986	74,986	0.44%
16,090	Kraft Heinz Foods Co.	02/17/16 - 02/23/16	16,552	16,817	0.10%
1,000	Level 3 Financing, Inc.	10/29/15	1,000	1,013	0.01%
30,930	Live Nation Entertainment, Inc.	08/15/12 - 01/22/15	32,084	32,339	0.19%
7,595	MSCI, Inc.	08/10/15 - 01/14/16	7,629	7,901	0.05%
4,915	Manitowoc Foodservice, Inc.	02/05/16	4,915	5,357	0.03%
500,000	MetLife Short Term Funding LLC	02/03/16 - 03/29/16	499,906	499,906	2.94%
4,920	Penske Truck Leasing Co., LP / PTL Finance Corp.	06/16/15	5,029	4,996	0.03%
1,500	Post Holdings, Inc.	03/12/14 - 08/12/15	1,545	1,603	0.01%
179,485	Schlumberger Holdings Corp.	12/10/15 - 03/23/16	179,420	179,833	1.06%
4,425	Schlumberger Investment SA	12/16/15 - 01/26/16	4,435	4,437	0.03%
6,885	Scientific Games International, Inc.	11/14/14	6,885	7,023	0.04%
4,990	Serta Simmons Bedding LLC	09/26/12 - 09/27/12	4,973	5,177	0.03%
8,895	Sirius XM Radio, Inc.	03/04/15 - 03/26/15	9,391	9,362	0.06%
9,970	Six Flags Entertainment Corp.	12/11/12	9,990	10,244	0.06%
2,950	The Manitowoc Co., Inc.	02/08/16	2,815	3,024	0.02%
5,895	The Sun Products Corp.	11/16/15	5,253	5,423	0.03%
1,000	Tribune Media Co.	06/17/15	1,000	977	0.01%
57,474	Ultra Petroleum Corp.	04/11/14 - 10/28/14	58,349	4,122	0.02%
2,530	Universal Health Services, Inc.	01/14/16 - 01/19/16	2,544	2,574	0.02%
19,080	Valeant Pharmaceuticals International, Inc.	03/13/15 - 04/23/15	19,340	15,073	0.09%
6,885	Wm Wrigley Jr Co.	01/19/16	6,889	6,899	0.04%
				$2,008,132	11.81%

International

Par Value (000)	Security Name	Acquisition Date	Cost (000)	Value (000)	Percentage of Net Assets
$200,000	J.P. Morgan Securities LLC	10/14/15 - 12/08/15	$199,843	$199,871	0.77%
				$199,871	0.77%

Oakmark.com 61

Oakmark Funds

Notes to Financial Statements (continued)

Federal income taxes

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required. There is no material liability for unrecognized tax benefits in the accompanying financial statements. Generally, each of the tax years in the four-year period ended September 30, 2014 remains subject to examination by taxing authorities.

2.  TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with the Adviser. For management services and facilities furnished, the Adviser receives from each Fund a monthly fee based on that Fund's net assets at the end of the preceding month. Annual fee rates are as follows:

Fund	Advisory Fees
Oakmark	1.00% up to $2 billion;
0.90% on the next $1 billion;
0.80% on the next $2 billion;
0.75% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.625% on the next $2.5 billion;
0.620% on the next $12.5 billion;
0.615% on the next $10.0 billion; and
0.610% over $35.0 billion
Select	1.00% up to $1 billion;
0.95% on the next $500 million;
0.90% on the next $500 million;
0.85% on the next $500 million;
0.80% on the next $2.5 billion;
0.75% on the next $5 billion; and
0.725% over $10 billion
Equity and Income	0.75% up to $5 billion;
0.70% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.65% on the next $2.5 billion;
0.60% on the next $3.5 billion;
0.585% on the next $5 billion;
0.5775% on the next $7 billion; and
0.5725% over $28 billion
Fund	Advisory Fees
Global	1.00% up to $2 billion; 0.95% on the next $2 billion; 0.90% on the next $4 billion; and 0.875% over $8 billion
Global Select	1.00% up to $2 billion; 0.95% on the next $1 billion; 0.875% on the next $4 billion; and 0.85% over $7 billion
International	1.00% up to $2 billion;
0.95% on the next $1 billion;
0.85% on the next $2 billion;
0.825% on the next $2.5 billion;
0.815% on the next $3.5 billion;
0.805% on the next $5.5 billion;
0.80% on the next $6.5 billion;
0.795% on the next $7 billion;
0.790% on the next $5 billion; and
0.785% over $35 billion
Int'l Small Cap	1.25% up to $500 million; 1.10% on the next $1 billion; 1.05% on the next $2 billion; 1.025% on the next $1.5 billion; and 1.00% over $5 billion

The Adviser is contractually obligated through January 31, 2017 to reimburse each Fund Class to the extent, but only to the extent, that its annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) exceed the percent set forth below of average daily net assets of each Fund Class.

Fund	Class I	Class II
Oakmark	1.50%	1.75%
Select	1.50	1.75
Equity and Income	1.00	1.25
Global	1.75	2.00
Global Select	1.75	2.00
International	2.00	2.25
Int'l Small Cap	2.00	2.25

The Adviser is entitled to recoup from any Fund Class, in any fiscal year through September 30, 2019, amounts reimbursed to that Fund Class, except to the extent that the Fund Class already has paid such recoupment to the Adviser or such recoupment would cause the annual ordinary operating expenses of a Fund Class for that fiscal year to exceed the applicable limit stated above. As of March 31, 2016, there were no amounts subject to recoupment.

The Adviser and the Funds have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds pay a portion of the intermediary fees pursuant to an

62 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

agreement with the Adviser that calls for each Fund to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediary (which generally are a percentage of value of the shares held) not exceeding the lesser of 75% of the fees charged by the intermediary or what the Fund would have paid its transfer agent had each customer's shares been registered directly with the transfer agent instead of held through the intermediary. The Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as other shareholder servicing fees in the Statements of Operations.

The Independent Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of a participant's deferral account is determined by reference to the change in value of Class I shares of one or more of the Funds or a money market fund as specified by the participant. Benefits would be payable after a stated number of years or retirement from the Board of Trustees. The accrued obligations of the Funds under the plan are reflected as deferred Trustee compensation in the Statements of Assets and Liabilities. The change in the accrued obligations for the period is included in Trustees fees in the Statements of Operations. The Trust pays the compensation of the Trustees other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Trust. The Trust does not provide any pension or retirement benefits to its Trustees.

The Funds reimburse the Adviser for a portion of the compensation paid to the Funds' Chief Compliance Officer ("CCO"). The CCO expenses incurred by the Funds are included in other expenses in the Statements of Operations.

3.  FEDERAL INCOME TAXES

At March 31, 2016 the cost of investments for federal income tax purposes and related composition of unrealized gains and losses for each Fund were as follows (in thousands):

Fund	Cost of Investments for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Oakmark	$11,759,804	$3,964,878	$(276,396)	$3,688,482
Select	4,059,332	1,359,964	(103,020)	1,256,944
Equity and Income	13,780,942	3,386,118	(186,400)	3,199,718
Global	2,540,908	394,374	(237,051)	157,323
Global Select	2,089,754	194,164	(161,291)	32,873
International	28,066,655	1,542,312	(3,777,295)	(2,234,983)
Int'l Small Cap	2,872,202	179,455	(487,924)	(308,469)

At March 31, 2016 Oakmark, Select and International had post October capital loss deferrals of $84,931, $12,564 and $120,777, respectively (in thousands).

During the six-month period ended March 31, 2016 as permitted under federal income tax regulations, Global Select elected to defer $214 of late year ordinary losses (in thousands).

During the six-month period ended March 31, 2016 International incurred short term unlimited losses of $72,420 (in thousands).

At March 31, 2016 the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation)) were as follows (in thousands):

	Undistributed Ordinary Income	Undistributed Long- Term Gain	Total Distributable Earnings
Oakmark	$45,438	$0	$45,438
Select	25,138	0	25,138
Equity and Income	49,099	354,346	403,445
Global	14	13,825	13,839
Global Select	0	8,811	8,811
International	29,634	0	29,634
Int'l Small Cap	27,954	27,259	55,213

Oakmark.com 63

Oakmark Funds

Notes to Financial Statements (continued)

During the six-month period ended March 31, 2016 and the year ended September 30, 2015, the tax character of distributions paid was as follows (in thousands):

	Period Ended March 31, 2016		Year Ended September 30, 2015
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain
Oakmark	$160,387	$80,508	$106,369	$1,038,351
Select	17,524	0	0	791,681
Equity and Income	193,832	894,987	179,672	1,624,370
Global	29,001	56,818	60,218	180,188
Global Select	14,152	103,864	43,739	63,191
International	595,881	703,426	751,912	1,058,619
Int'l Small Cap	68,573	67,877	47,592	166,592

On March 31, 2016, the Funds had temporary book/tax differences in undistributed earnings that were primarily attributable to trustee deferred compensation expenses, passive foreign investment companies, foreign currency contracts and deferrals of capital losses on wash sales. Temporary differences will reverse over time. The Funds have permanent differences in book/tax undistributed earnings primarily attributable to currency gains and losses, equalization debits, passive foreign investment companies, and distribution re-designations. Permanent differences have been recorded in their respective component of the Analysis of Net Assets.

4.  INVESTMENT TRANSACTIONS

For the six-month period ended March 31, 2016, transactions in investment securities (excluding short-term and U.S. Government securities) were as follows (in thousands):

	Oakmark	Select	Equity and Income	Global	Global Select	International	Int'l Small Cap
Purchases	$2,190,095	$495,813	$1,584,967	$435,058	$226,313	$6,212,334	$572,755
Proceeds from sales	3,773,276	615,352	1,858,157	649,138	132,791	7,156,629	746,361

Purchases at cost and proceeds from sales (in thousands) of long-term U.S. Government securities for the six-month period ended March 31, 2016 were $123,318 and $86,379, respectively, for Equity and Income.

5.  INVESTMENTS IN AFFILIATED ISSUERS

Each of the companies listed below was considered to be an affiliate of a Fund because that Fund owned 5% or more of the company's voting securities during all or part of the six-month period ended March 31, 2016. Purchase and sale transactions and dividend and interest income earned during the period on these securities are set forth below (in thousands):

Schedule of Transactions with Affiliated Issuers

Equity and Income

Affiliates	Shares / Par Value	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Interest Income	Value September 30, 2015	Value March 31, 2016
Flowserve Corp. (a)	5,765	$0	$66,217	$2,416	$0	$301,877	$256,013
TOTALS		$0	$66,217	$2,416	$0	$301,877	$256,013

64 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

Schedule of Transactions with Affiliated Issuers

International

Affiliates	Shares / Par Value	Purchases (Cost)	Sales (Proceeds)		Dividend Income	Value September 30, 2015	Value March 31, 2016
Ashtead Group PLC	34,048	$353,713	$0		$790	$108,338	$422,507
Bureau Veritas SA	20,504	198,927	80,625		0	314,504	456,718
CNH Industrial N.V.	93,721	0	0		0	610,015	637,203
EXOR SPA	13,711	76,249	0		0	521,020	491,451
G4S PLC	90,311	239,484	0		0	59,200	247,225
Meggitt PLC	39,371	14,725	18,253		5,457	287,812	229,916
Melco Crown Entertainment Ltd. (a)	21,919	47,482	125,114		17,086	366,900	361,880
Nomura Holdings, Inc.	191,072	227,361	0		7,203	847,332	853,792
OMRON Corp.	17,817	114,418	0		5,339	434,181	530,336
Orica, Ltd.	35,886	28,118	0	(b)	14,019	352,775	422,810
Prada SPA	135,617	23,153	0		0	489,101	465,904
SKF AB	24,358	0	0		0	447,292	439,857
Smiths Group PLC	22,771	0	0		14,094	346,190	351,903
TOTALS		$1,323,630	$223,992		$63,988	$5,184,660	$5,911,502

Schedule of Transactions with Affiliated Issuers

Int'l Small Cap

Affiliates	Shares / Par Value	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value September 30, 2015	Value March 31, 2016
Applus Services SA	6,645	$15,419	$0	$0	$48,270	$58,974
Atea ASA	7,741	0	0	3,110	71,149	73,902
Countrywide PLC	11,568	26,857	0	1,636	52,838	64,066
Ichiyoshi Securities Co., Ltd.	2,221	0	0	528	19,125	18,925
Konecranes OYJ	3,381	2,845	0	3,963	81,679	80,713
LSL Property Services PLC	10,416	0	0	1,267	53,966	43,009
Morgan Advanced Materials PLC	14,723	10,861	1,330	788	52,288	48,044
Outotec OYJ	9,337	0	0	0	34,491	35,251
Premier Farnell PLC	20,168	0	8,166	0	39,762	32,660
Primary Health Care Ltd. (a)	20,943	17,891	22,872	990	59,081	60,202
Saft Groupe SA	1,661	3,827	0	0	49,634	50,254
Wajax Corp.	1,162	2,970	0	431	15,772	15,629
TOTALS		$80,670	$32,368	$12,713	$578,055	$581,629

(a) Due to transactions during the six-month period ended March 31, 2016, the company is no longer an affiliate.

(b) Amount rounds to less than $1,000.

6.  SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events existing in the Funds' financial statements. Management has determined that there are no material events that would require adjustment or disclosure in the Funds' financial statements through the date of the publication of this report.

Oakmark.com 65

Oakmark Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2016	Year Ended September 30
	(Unaudited)	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$60.93	$68.46		$59.73	$48.97	$37.87	$38.36
Income From Investment Operations:
Net Investment Income	0.35	0.59		0.43	0.42 (a)	0.36 (a)	0.34 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	2.09	(3.57)		11.22	12.22	11.09	(0.58)
Total From Investment Operations	2.44	(2.98)		11.65	12.64	11.45	(0.24)
Less Distributions:
From Net Investment Income	(0.60)	(0.42)		(0.32)	(0.38)	(0.35)	(0.25)
From Capital Gains	(0.30)	(4.13)		(2.60)	(1.50)	0.00	0.00
Total Distributions	(0.90)	(4.55)		(2.92)	(1.88)	(0.35)	(0.25)
Redemption Fees	0.00	0.00		0.00	0.00	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$62.47	$60.93		$68.46	$59.73	$48.97	$37.87
Total Return	3.99%	-4.87%		20.01%	26.75%	30.43%	-0.67%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$15,399.8	$16,445.0		$16,489.4	$10,409.0	$6,738.7	$4,512.5
Ratio of Expenses to Average Net Assets	0.88%†	0.85	%(c)	0.87%	0.95%	1.03%	1.04%
Ratio of Net Investment Income to Average Net Assets	1.07%†	0.92%		0.76%	0.78%	0.81%	0.82%
Portfolio Turnover Rate	14%	33%		25%	19%	27%	18%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2016	Year Ended September 30
	(Unaudited)	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$60.59	$68.18		$59.58	$48.89	$37.78	$38.32
Income From Investment Operations:
Net Investment Income	0.23	0.38	(a)	0.23	0.27 (a)	0.24 (a)	0.19 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	2.08	(3.56)		11.19	12.20	11.09	(0.59)
Total From Investment Operations	2.31	(3.18)		11.42	12.47	11.33	(0.40)
Less Distributions:
From Net Investment Income	(0.37)	(0.28)		(0.22)	(0.28)	(0.22)	(0.14)
From Capital Gains	(0.30)	(4.13)		(2.60)	(1.50)	0.00	0.00
Total Distributions	(0.67)	(4.41)		(2.82)	(1.78)	(0.22)	(0.14)
Redemption Fees	0.00	0.00		0.00	0.00	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$62.23	$60.59		$68.18	$59.58	$48.89	$37.78
Total Return	3.81%	-5.19%		19.64%	26.41%	30.11%	-1.07%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$188.1	$194.4		$170.7	$93.8	$36.1	$24.7
Ratio of Expenses to Average Net Assets	1.21%†	1.19	%(c)	1.18%	1.23%	1.30%	1.45%
Ratio of Net Investment Income to Average Net Assets	0.74%†	0.57%		0.45%	0.49%	0.54%	0.44%
Portfolio Turnover Rate	14%	33%		25%	19%	27%	18%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  Includes interest expense that amounts to less than 0.01%.

66 OAKMARK FUNDS

Oakmark Select Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2016	Year Ended September 30
	(Unaudited)	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$36.79	$44.71	$37.74		$32.33	$25.50	$25.64
Income From Investment Operations:
Net Investment Income (Loss)	0.24	0.08 (a)	(0.00	)(b)	0.04	0.04	0.04 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	0.12	(2.60)	9.14		8.40	6.85	(0.12)
Total From Investment Operations	0.36	(2.52)	9.14		8.44	6.89	(0.08)
Less Distributions:
From Net Investment Income	(0.12)	0.00	(0.04)		(0.03)	(0.06)	(0.06)
From Capital Gains	0.00	(5.40)	(2.13)		(3.00)	0.00	0.00
Total Distributions	(0.12)	(5.40)	(2.17)		(3.03)	(0.06)	(0.06)
Redemption Fees	0.00	0.00	0.00		0.00	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$37.03	$36.79	$44.71		$37.74	$32.33	$25.50
Total Return	0.96%	-6.75%	25.03%		28.40%	27.05%	-0.34%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$5,287.3	$5,499.3	$6,238.8		$3,944.6	$3,029.5	$2,266.7
Ratio of Expenses to Average Net Assets	0.97%†	0.95%	0.95%		1.01%	1.05%	1.07%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.23%†	0.20%	(0.03)%		0.11%	0.11%	0.15%
Portfolio Turnover Rate	9%	46%	37%		24%	32%	16%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2016		Year Ended September 30
	(Unaudited)		2015		2014	2013	2012		2011
Net Asset Value, Beginning of Period	$36.31		$44.32		$37.50	$32.21	$25.43		$25.59
Income From Investment Operations:
Net Investment Income (Loss)	0.16	(a)	(0.05	)(a)	(0.18)	(0.11)	(0.06	)(a)	(0.05	)(a)
Net Gain (Loss) on Investments (both realized and unrealized)	0.12		(2.56)		9.13	8.40	6.84		(0.11)
Total From Investment Operations	0.28		(2.61)		8.95	8.29	6.78		(0.16)
Less Distributions:
From Capital Gains	0.00		(5.40)		(2.13)	(3.00)	0.00		0.00
Total Distributions	0.00		(5.40)		(2.13)	(3.00)	0.00		0.00
Redemption Fees	0.00		0.00		0.00	0.00	0.00	(b)	0.00	(b)
Net Asset Value, End of Period	$36.59		$36.31		$44.32	$37.50	$32.21		$25.43
Total Return	0.77%		-7.04%		24.66%	27.99%	26.66%		-0.63%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$36.4		$36.8		$24.4	$15.0	$11.8		$8.0
Ratio of Expenses to Average Net Assets	1.33	%†	1.27%		1.23%	1.33%	1.36%		1.38%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.87	%†	(0.12)%		(0.30)%	(0.21)%	(0.21)%		(0.16)%
Portfolio Turnover Rate	9%		46%		37%	24%	32%		16%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

Oakmark.com 67

Oakmark Equity and Income Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2016	Year Ended September 30
	(Unaudited)	2015	2014	2013		2012	2011
Net Asset Value, Beginning of Period	$29.98	$33.65	$33.06	$29.09		$25.62	$26.03
Income From Investment Operations:
Net Investment Income	0.15	0.36	0.29	0.28		0.25	0.26
Net Gain (Loss) on Investments (both realized and unrealized)	0.53	(1.04)	3.02	4.68		4.07	(0.45)
Total From Investment Operations	0.68	(0.68)	3.31	4.96		4.32	(0.19)
Less Distributions:
From Net Investment Income	(0.34)	(0.27)	(0.17)	(0.27)		(0.38)	(0.22)
From Capital Gains	(1.53)	(2.72)	(2.55)	(0.72)		(0.47)	0.00
Total Distributions	(1.87)	(2.99)	(2.72)	(0.99)		(0.85)	(0.22)
Net Asset Value, End of Period	$28.79	$29.98	$33.65	$33.06		$29.09	$25.62
Total Return	2.33%	-2.53%	10.39%	17.63%		17.19%	-0.77%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$16,222.6	$17,285.5	$19,392.7	$18,222.5		$17,889.0	$16,441.0
Ratio of Expenses to Average Net Assets	0.78%†	0.75%	0.74%	0.77%		0.78%	0.77%
Ratio of Net Investment Income to Average Net Assets	0.95%†	1.06%	0.85%	0.89%		0.84%	0.93%
Portfolio Turnover Rate	12%	25%	18%	25	%(b)	29%	47%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2016	Year Ended September 30
	(Unaudited)	2015	2014	2013		2012	2011
Net Asset Value, Beginning of Period	$29.75	$33.41	$32.83	$28.90		$25.45	$25.85
Income From Investment Operations:
Net Investment Income	0.09 (a)	0.25	0.18 (a)	0.17		0.15	0.17
Net Gain (Loss) on Investments (both realized and unrealized)	0.53	(1.03)	3.00	4.66		4.05	(0.43)
Total From Investment Operations	0.62	(0.78)	3.18	4.83		4.20	(0.26)
Less Distributions:
From Net Investment Income	(0.21)	(0.16)	(0.05)	(0.18)		(0.28)	(0.14)
From Capital Gains	(1.53)	(2.72)	(2.55)	(0.72)		(0.47)	0.00
Total Distributions	(1.74)	(2.88)	(2.60)	(0.90)		(0.75)	(0.14)
Net Asset Value, End of Period	$28.63	$29.75	$33.41	$32.83		$28.90	$25.45
Total Return	2.14%	-2.84%	10.04%	17.23%		16.82%	-1.04%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$784.8	$900.7	$1,157.2	$1,211.4		$1,288.0	$1,212.2
Ratio of Expenses to Average Net Assets	1.13%†	1.09%	1.05%	1.10%		1.09%	1.09%
Ratio of Net Investment Income to Average Net Assets	0.59%†	0.71%	0.54%	0.56%		0.53%	0.61%
Portfolio Turnover Rate	12%	25%	18%	25	%(b)	29%	47%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  The ratio excludes in-kind transactions.

68 OAKMARK FUNDS

Oakmark Global Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2016	Year Ended September 30
	(Unaudited)	2015	2014	2013		2012	2011
Net Asset Value, Beginning of Period	$26.34	$30.34	$29.70	$21.63		$18.81	$20.39
Income From Investment Operations:
Net Investment Income	0.02	0.25 (a)	0.23 (a)	0.21		0.20	0.16	(a)
Net Gain (Loss) on Investments (both realized and unrealized)	(0.44)	(2.16)	1.71	8.23		2.62	(1.65)
Total From Investment Operations	(0.42)	(1.91)	1.94	8.44		2.82	(1.49)
Less Distributions:
From Net Investment Income	(0.31)	(0.35)	(0.75)	(0.37)		0.00	(0.09)
From Capital Gains	(0.47)	(1.74)	(0.55)	0.00		0.00	0.00
Total Distributions	(0.78)	(2.09)	(1.30)	(0.37)		0.00	(0.09)
Redemption Fees	0.00	0.00	0.00	0.00	(b)	0.00 (b)	0.00	(b)
Net Asset Value, End of Period	$25.14	$26.34	$30.34	$29.70		$21.63	$18.81
Total Return	-1.84%	-6.92%	6.70%	39.55%		14.99%	-7.38%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$2,665.0	$2,950.8	$3,503.8	$2,880.4		$2,062.8	$1,816.9
Ratio of Expenses to Average Net Assets	1.15%†	1.12%	1.11%	1.13%		1.16%	1.16%
Ratio of Net Investment Income to Average Net Assets	0.12%†	0.86%	0.76%	0.75%		0.91%	0.70%
Portfolio Turnover Rate	15%	36%	31%	45	%(c)	26%	29	%(c)

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2016		Year Ended September 30
	(Unaudited)		2015	2014	2013		2012	2011
Net Asset Value, Beginning of Period	$25.62		$29.57	$28.98	$21.11		$18.42	$19.97
Income From Investment Operations:
Net Investment Income (Loss)	(0.03	)(a)	0.13 (a)	0.13 (a)	0.03		0.11 (a)	0.06	(a)
Net Gain (Loss) on Investments (both realized and unrealized)	(0.44)		(2.10)	1.67	8.14		2.58	(1.61)
Total From Investment Operations	(0.47)		(1.97)	1.80	8.17		2.69	(1.55)
Less Distributions:
From Net Investment Income	(0.18)		(0.24)	(0.66)	(0.30)		0.00	0.00	(b)
From Capital Gains	(0.47)		(1.74)	(0.55)	0.00		0.00	0.00
Total Distributions	(0.65)		(1.98)	(1.21)	(0.30)		0.00	0.00	(b)
Redemption Fees	0.00		0.00	0.00	0.00	(b)	0.00 (b)	0.00	(b)
Net Asset Value, End of Period	$24.50		$25.62	$29.57	$28.98		$21.11	$18.42
Total Return	-2.00%		-7.33%	6.35%	39.11%		14.60%	-7.75%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$28.7		$32.3	$41.8	$38.9		$33.1	$36.6
Ratio of Expenses to Average Net Assets	1.50	%†	1.52%	1.45%	1.48%		1.50%	1.55%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.23	)%†	0.46%	0.42%	0.40%		0.55%	0.27%
Portfolio Turnover Rate	15%		36%	31%	45	%(c)	26%	29	%(c)

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  The ratio excludes in-kind transactions.

Oakmark.com 69

Oakmark Global Select Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2016	Year Ended September 30
	(Unaudited)	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.19	$16.63	$15.71	$11.65	$9.96	$10.15
Income From Investment Operations:
Net Investment Income	0.00 (a)	0.12	0.12	0.14	0.09	0.02
Net Gain (Loss) on Investments (both realized and unrealized)	0.54	(0.65)	1.21	4.18	1.60	(0.19)
Total From Investment Operations	0.54	(0.53)	1.33	4.32	1.69	(0.17)
Less Distributions:
From Net Investment Income	(0.13)	(0.14)	(0.14)	(0.16)	0.00	(0.02)
From Capital Gains	(0.74)	(0.77)	(0.27)	(0.10)	0.00	0.00
Total Distributions	(0.87)	(0.91)	(0.41)	(0.26)	0.00	(0.02)
Redemption Fees	0.00	0.00	0.00	0.00	0.00 (a)	0.00 (a)
Net Asset Value, End of Period	$14.86	$15.19	$16.63	$15.71	$11.65	$9.96
Total Return	3.32%	-3.44%	8.52%	37.69%	16.97%	-1.65%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$2,125.5	$2,033.4	$1,937.3	$1,159.8	$555.8	$422.0
Ratio of Expenses to Average Net Assets	1.15%†	1.13%	1.13%	1.15%	1.23%	1.24%
Ratio of Net Investment Income to Average Net Assets	0.04%†	0.70%	0.92%	1.01%	0.72%	0.33%
Portfolio Turnover Rate	7%	48%	24%	36%	36%	49%

†  Data has been annualized.

(a)  Amount rounds to less than $0.01 per share.

70 OAKMARK FUNDS

Oakmark International Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2016	Year Ended September 30
	(Unaudited)	2015	2014		2013		2012	2011
Net Asset Value, Beginning of Period	$21.34	$25.01	$25.89		$18.79		$16.13	$18.18
Income From Investment Operations:
Net Investment Income	0.04 (a)	0.46	0.46	(a)	0.28		0.34 (a)	0.31 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	0.43	(2.55)	(0.61)		7.26		2.45	(2.20)
Total From Investment Operations	0.47	(2.09)	(0.15)		7.54		2.79	(1.89)
Less Distributions:
From Net Investment Income	(0.50)	(0.51)	(0.44)		(0.44)		(0.13)	(0.16)
From Capital Gains	(0.58)	(1.07)	(0.29)		0.00		0.00	0.00
Total Distributions	(1.08)	(1.58)	(0.73)		(0.44)		(0.13)	(0.16)
Redemption Fees	0.00	0.00	0.00		0.00		0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$20.73	$21.34	$25.01		$25.89		$18.79	$16.13
Total Return	2.09%	-8.98%	-0.64%		40.79%		17.40%	-10.54%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$25,454.6	$25,915.2	$29,759.6		$23,886.0		$8,993.6	$6,920.8
Ratio of Expenses to Average Net Assets	0.98%†	0.95%	0.95%		0.98%		1.06%	1.06%
Ratio of Net Investment Income to Average Net Assets	0.40%†	1.81%	1.76%		1.58%		1.90%	1.63%
Portfolio Turnover Rate	25%	48%	39	%(c)	37	%(c)	38%	45%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2016	Year Ended September 30
	(Unaudited)	2015	2014		2013		2012	2011
Net Asset Value, Beginning of Period	$21.40	$25.07	$25.98		$18.86		$16.18	$18.25
Income From Investment Operations:
Net Investment Income	0.00 (b)	0.36 (a)	0.37	(a)	0.27	(a)	0.27	0.24 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	0.43	(2.55)	(0.63)		7.23		2.47	(2.20)
Total From Investment Operations	0.43	(2.19)	(0.26)		7.50		2.74	(1.96)
Less Distributions:
From Net Investment Income	(0.41)	(0.41)	(0.36)		(0.38)		(0.06)	(0.11)
From Capital Gains	(0.58)	(1.07)	(0.29)		0.00		0.00	0.00
Total Distributions	(0.99)	(1.48)	(0.65)		(0.38)		(0.06)	(0.11)
Redemption Fees	0.00	0.00	0.00		0.00		0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$20.84	$21.40	$25.07		$25.98		$18.86	$16.18
Total Return	1.92%	-9.31%	-1.04%		40.31%		16.99%	-10.85%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$565.8	$559.1	$538.9		$386.9		$241.4	$204.0
Ratio of Expenses to Average Net Assets	1.34%†	1.33%	1.33%		1.34%		1.39%	1.45%
Ratio of Net Investment Income to Average Net Assets	0.05%†	1.48%	1.40%		1.20%		1.55%	1.26%
Portfolio Turnover Rate	25%	48%	39	%(c)	37	%(c)	38%	45%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  The ratio excludes in-kind transactions.

Oakmark.com 71

Oakmark International Small Cap Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2016	Year Ended September 30
	(Unaudited)	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.63	$16.38	$17.29	$13.06	$11.56	$13.02
Income From Investment Operations:
Net Investment Income	0.23 (a)	0.19 (a)	0.17	0.18	0.20	0.15 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	(0.13)	(0.78)	(0.53)	4.26	1.32	(1.53)
Total From Investment Operations	0.10	(0.59)	(0.36)	4.44	1.52	(1.38)
Less Distributions:
From Net Investment Income	(0.36)	(0.26)	(0.55)	(0.21)	(0.02)	(0.08)
From Capital Gains	(0.36)	(0.90)	0.00	0.00	0.00 (b)	0.00
Total Distributions	(0.72)	(1.16)	(0.55)	(0.21)	(0.02)	(0.08)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$14.01	$14.63	$16.38	$17.29	$13.06	$11.56
Total Return	0.69%	-3.70%	-2.14%	34.42%	13.15%	-10.72%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$2,581.9	$2,852.0	$2,910.0	$2,254.1	$1,525.8	$1,328.4
Ratio of Expenses to Average Net Assets	1.39%†	1.35%	1.31%	1.35%	1.41%	1.38%
Ratio of Net Investment Income to Average Net Assets	3.27%†	1.18%	1.07%	1.23%	1.54%	1.10%
Portfolio Turnover Rate	22%	46%	38%	50%	33%	46%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2016	Year Ended September 30
	(Unaudited)	2015	2014	2013	2012		2011
Net Asset Value, Beginning of Period	$14.53	$16.26	$17.17	$12.98	$11.50		$12.97
Income From Investment Operations:
Net Investment Income	0.21 (a)	0.13 (a)	0.14	0.13 (a)	0.17	(a)	0.12 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	(0.12)	(0.77)	(0.54)	4.24	1.31		(1.55)
Total From Investment Operations	0.09	(0.64)	(0.40)	4.37	1.48		(1.43)
Less Distributions:
From Net Investment Income	(0.31)	(0.19)	(0.51)	(0.18)	0.00		(0.04)
From Capital Gains	(0.36)	(0.90)	0.00	0.00	0.00	(b)	0.00
Total Distributions	(0.67)	(1.09)	(0.51)	(0.18)	0.00	(b)	(0.04)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)	0.00 (b)
Net Asset Value, End of Period	$13.95	$14.53	$16.26	$17.17	$12.98		$11.50
Total Return	0.62%	-4.00%	-2.42%	34.04%	12.90%		-11.09%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$1.7	$1.9	$3.3	$3.5	$2.6		$1.9
Ratio of Expenses to Average Net Assets	1.71%†	1.62%	1.62%	1.64%	1.69%		1.72%
Ratio of Net Investment Income to Average Net Assets	3.00%†	0.85%	0.70%	0.90%	1.34%		0.85%
Portfolio Turnover Rate	22%	46%	38%	50%	33%		46%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

72 OAKMARK FUNDS

The Oakmark Funds Disclosure Regarding The Board Of Trustees' October 2015 Approval Of Investment Advisory Contracts As Approved April 27, 2016

Each year, the Board of Trustees (the "Board") of the Oakmark Funds (the "Funds"), including a majority of the Trustees who are not "interested persons" of Harris Associates L.P., the Funds' investment adviser (the "Adviser") or the Funds ("Independent Trustees"), is required by the Investment Company Act of 1940 (the "1940 Act") to determine whether to continue each Fund's investment advisory agreement (each, an "Agreement," and collectively, the "Agreements") with the Adviser. At a meeting held on October 21, 2015, the Board, including all of the Independent Trustees, upon recommendation of the Board's Committee on Contracts (the "Committee"), determined that the continuation of the Agreement for each Fund was in the best interest of the Fund and its shareholders, and approved the continuation of the Agreements through October 31, 2016.

In evaluating the Agreements with respect to each Fund, the Board, including the Independent Trustees, reviewed materials provided by the Adviser in response to questions submitted by the Independent Trustees and counsel that is experienced in Investment Company Act of 1940 matters and that is independent of the Adviser ("Independent Counsel"), and met with senior representatives of the Adviser regarding its personnel, operations and financial condition as they relate to the Funds. In addition, the Board retained an independent data provider to provide performance and expense information for each Fund and for comparable funds.

The Committee leads the Board in its evaluation of the Agreements. The Committee is comprised entirely of Independent Trustees, and more than 75% of the Board is comprised of Independent Trustees. During the last year, the Committee and the Board met multiple times to consider the Agreements. In connection with its deliberations, the Board also considered a broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for each Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by the Adviser and its affiliates.

Throughout the process, the Independent Trustees were advised by Independent Counsel and received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Committee and the Independent Trustees met with Independent Counsel separately from representatives of the Adviser.

In connection with their consideration of each Agreement, the Committee and the Board considered, among other things: (i) the nature, quality and extent of the Adviser's services, (ii) the investment performance of each Fund, as well as performance information for an appropriate market index and a peer group of other mutual funds, (iii) the fees and other expenses paid by each Fund, as well as fee and expense information for comparable funds and separate accounts managed by the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with each Fund, (v) whether economies of scale may be realized as the Funds grow and whether fee levels reflect such potential economies of scale for the benefit of each Fund's shareholders, and (vi) other benefits to the Adviser that result from its relationship with each Fund.

Below is a summary of the principal information considered by the Board regarding various factors. In their deliberations, the Independent Trustees did not identify any single factor that was paramount or determinative, and each Independent Trustee may have weighed the information differently. The Board focused on the overall costs and benefits of the Agreements to each Fund and, through the Funds, their shareholders.

1.  Nature, Extent and Quality of Services

The Board's consideration of the nature, extent and quality of the Adviser's services to the Funds took into account the knowledge the Board gained during meetings with the Adviser throughout the year. In addition, the Board considered: the Adviser's long-term history of care and conscientiousness in the management of the Funds; the consistency of its investment approach; the qualifications, experience, and capabilities of, and the resources available to, the Adviser's investment and other personnel responsible for managing the Funds; the Adviser's performance as administrator of the Funds; and the Adviser's compliance program. The Board also reviewed the Adviser's resources and key personnel involved in providing investment management services to the Funds, including the time that investment personnel devoted to each Fund and the investment results produced as a result of the Adviser's in-house research. The Board also noted the significant personal investments that the Adviser's personnel have made in the Funds, which serve to further align the interests of the Adviser and its personnel with those of the Funds' shareholders.

2.  Investment Performance of the Funds

The Board considered each Fund's investment performance over various time periods, and the performance of a group of comparable funds pursuing broadly similar strategies (the Fund's "Performance Universe") selected by Broadridge Financial Solutions, Inc. ("Broadridge"). Because the Committee commenced its review in June, the performance periods considered by the Board were those ended on April 30, 2015. Where available, the Board considered one-, three-, five-, and ten-year performance. The Board also considered updated performance information at its October meeting at which the Agreements were approved.

Further detail considered by the Board regarding the investment performance of each Fund is set forth below:

Oakmark Fund. The Board considered that the Oakmark Fund outperformed the median annualized returns of its respective Performance Universe during the three-, five- and ten-year periods ending April 30, 2015, but underperformed the median annualized return of its respective Performance Universe during the one-year period ending April 30, 2015.

Oakmark Select Fund. The Board considered that the Oakmark Select Fund outperformed the median annualized returns of its respective Performance Universe during the one-, three-, five-, and ten-year periods ending April 30, 2015.

Oakmark Equity and Income Fund. The Board considered that the Oakmark Equity and Income Fund outperformed the median annualized returns of its respective Performance Universe during the one-, three-, five-, and ten-year periods ending April 30, 2015.

Oakmark.com 73

Oakmark Global Fund. The Board considered that the Oakmark Global Fund outperformed the median annualized returns of its respective Performance Universe during the three-, five-, and ten-year periods ending April 30, 2015, but underperformed the median annualized returns of its respective Performance Universe during the one-year period ending April 30, 2015.

Oakmark Global Select Fund. Noting that the Oakmark Global Select Fund commenced operations in October 2006, the Board considered that the Fund outperformed the median annualized returns of its Performance Universe during all periods presented.

Oakmark International Fund. The Board considered that the Oakmark International Fund outperformed the median annualized returns of its respective Performance Universe during the three-, five- and ten-year periods ending April 30, 2015, but underperformed the median annualized return of its respective Performance Universe during the one-year period ending April 30, 2015.

Oakmark International Small Cap Fund. The Board considered that the Oakmark International Small Cap Fund outperformed the median annualized return of its respective Performance Universe during the one-, five-, and ten-year period ending April 30, 2015, and underperformed the median annualized returns of its respective Performance Universe during the three-year period ending April 30, 2015.

In addition to comparing each Fund's performance to that of its Performance Universe, the Board also considered each Fund's performance compared to that of its benchmark and other comparative data provided by Broadridge, including each Fund's total return and performance relative to risk. In the case of those Funds that had underperformed their Performance Universe, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of a Fund's Agreements.

3.  Costs of Services Provided and Profits Realized by the Adviser

Using information provided by Broadridge, the Board evaluated each Fund's advisory fee compared to the advisory fee for other mutual funds comparable in size, character and investment strategy (the "Expense Group"), and each Fund's expense ratio compared to that of the Expense Group.

The Board also reviewed the Adviser's advisory fees for comparable institutional separate account clients and subadvised funds (for which the Adviser provides portfolio management services only). The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and any such comparable funds and/or separate accounts, including any breakpoints, and noted the Adviser's explanation that, although in most instances, the fees paid by those other clients were lower than the fees paid by the Funds, the differences reflected the Adviser's significantly greater level of responsibilities and broader scope of services regarding the Funds, and the more extensive regulatory obligations and risks associated with managing the Funds.

The Board also considered the Adviser's costs in serving as the Fund's investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Funds. The Board reviewed the Adviser's methodology for allocating costs among the Adviser's lines of business and among the Funds. The Board also considered information regarding the structure of the Adviser's compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the Adviser's ability to attract and retain quality personnel. The Board also considered fall-out benefits received by the Adviser or its affiliates from their relationship with each Fund. Finally, the Board considered the Adviser's profitability analysis, as well as an Investment Management Industry Profitability Analysis prepared by Broadridge. The Board examined the pre-tax profits realized by the Adviser and its affiliates from their relationship with each Fund, as presented in the profitability analyses, as well as the financial condition of the Adviser.

Further detail considered by the Board regarding the management fee rate and expense ratio of each Fund is set forth below:

Oakmark Select Fund, Oakmark Global Fund, Oakmark Global Select Fund and Oakmark International Small Cap Fund. The Board considered that each Fund's management fee rate and total expense ratio are higher than the respective medians of each Fund's Expense Group.

Oakmark Fund and Oakmark Equity and Income Fund. The Board considered that each Fund's management fee rate is higher than the median of the Fund's Expense Group. The Board noted, however, that each Fund's total expense ratio, which reflects the total fees paid by an investor, is lower than the median of each Fund's Expense Group. The Board also considered its negotiation with the Adviser, the result of which was the Adviser's agreement to add additional breakpoints to its investment advisory agreement with the Oakmark Fund to reduce the Adviser's fees at levels that would come into effect as fund assets continue to grow.

Oakmark International Fund. The Board considered that the Fund's management fee and total expense ratio are lower than the respective medians of the Fund's Expense Group.

4.  Economies of Scale and Fee Levels Reflecting Those Economies

The Board considered whether each Fund's management fee structure reflects any potential economies of scale that may be realized by the Adviser for the benefit of each Fund's shareholders. The Board reviewed each Agreement, which includes breakpoints that decrease the management fee rate as Fund assets increase. The Board also considered that after negotiations with the Adviser, the Adviser agreed to additional breakpoints for the Oakmark Fund to reduce the Adviser's fees at levels that would come into effect as fund assets continue to grow.

5.  Other Benefits Derived from the Relationship with the Funds

The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board noted that an affiliate of the Adviser serves as the Funds' distributor, without compensation, pursuant to a written agreement the Board evaluates annually.

74 OAKMARK FUNDS

The Board also considered the Adviser's use of a portion of the commissions paid by the Funds on their portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of the Adviser, and considered the Adviser's assertion that its use of "soft" commission dollars to obtain research products and services was consistent with regulatory requirements.

6.  Conclusion

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Agreements, the Board, including all of the Independent Trustees, concluded that approval of the continuation of each Agreement was in the best interests of the respective Fund and its shareholders. In reaching this determination, the Board considered that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and consistent with the Fund's Agreement and that each Fund was likely to continue to benefit from services provided under its Agreement with the Adviser; that the Adviser was delivering performance for each Fund that was consistent with the long-term investment strategies being pursued by the Fund, and that the Fund and its shareholders were benefiting from the Adviser's investment management of the Fund; that the management fees paid by each Fund to the Adviser were reasonable in light of the services provided; that the breakpoints in the fee schedule for each Fund allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser; that the profitability of the Adviser's relationship with the Funds appeared to be reasonable in relation to the services performed; and that the benefits accruing to the Adviser and its affiliates by virtue of their relationship with the Funds were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board's conclusions are based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

Oakmark.com 75

Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in the Funds' prospectus and a Fund's summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit Oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

All Oakmark Funds: Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Oakmark, Oakmark Equity and Income, Oakmark Global, Oakmark International and Oakmark International Small Cap Funds: The Funds' portfolios tend to be invested in a relatively small number of stocks. As a result, the appreciation or depreciation of any one security held will have a greater impact on the Funds' net asset value than it would if the Funds invest in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Funds' volatility.

Oakmark Select Fund: The stocks of medium-sized companies tend to be more volatile than those of large companies and have underperformed the stocks of small and large companies during some periods.

Because the Oakmark Select and Oakmark Global Select Funds are non-diversified, the performance of each holding will have a greater impact on the Funds' total return, and may make the Fund's returns more volatile than a more diversified fund.

Oakmark Global, Oakmark Global Select, Oakmark International and Oakmark International Small Cap Funds: Investing in foreign securities presents risks which in some ways may be greater than U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The percentages of hedge exposure for each foreign currency are calculated by dividing the market value of all same-currency forward contracts by the market value of the underlying equity exposure to that currency.

The Oakmark Equity and Income Fund invests in medium- and lower-quality debt securities that have higher yield potential but present greater investment and credit risk than higher-quality securities. These risks may result in greater share price volatility. Harris Associates L.P., the Fund's adviser, contractually agreed to limit Oakmark Equity and Income Fund's annual expenses to 1% of its average net assets through January 31, 2002. Absent this expense limitation, the Fund's total return would have been lower.

Oakmark International Small Cap Fund: The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies. Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

Endnotes:

1.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

2.  EBITDA refers to Earnings Before the deduction of payments for Interest, Taxes, Depreciation and Amortization which is a measure of operating income.

3.  The Price-Sales Ratio ("P/S") is calculated by dividing the company's market cap by the revenue in the most recent year; or, equivalently, divide the per-share stock price by the per-share revenue.

4.  The S&P 500 Total Return Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. All returns reflect reinvested dividends and capital gains distributions. This index is unmanaged and investors cannot invest directly in this index.

5.  The Dow Jones Industrial Average is an index that includes only 30 U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

6.  The Lipper Large Cap Value Funds Index is an equally-weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

7.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

8.  The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

9.  The Lipper Balanced Funds Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

10.  The Barclays U.S. Government / Credit Index is a benchmark index made up of the Barclays U.S. Government and U.S. Corporate Bond indices, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot invest directly in this index.

11.  The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

12.  The Lipper Global Funds Index measures the performance of the 30 largest mutual funds that invest in securities

76 OAKMARK FUNDS

Disclosures and Endnotes (continued)

throughout the world. This index is unmanaged and investors cannot invest directly in this index.

13.  The MSCI World ex U.S. Index (Net) is a free float-adjusted market capitalization index that is designed to measure international developed market equity performance, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

14.  The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

15.  The Lipper International Funds Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

16.  The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

17.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

Oakmark.com 77

Oakmark Funds

Trustees and Officers

Trustees

Allan J. Reich—Chair

Thomas H. Hayden

Christine M. Maki

Laurence C. Morse, Ph. D.

Steven S. Rogers

Kristi L. Rowsell

Burton W. Ruder*

Peter S. Voss

Officers

Kristi L. Rowsell—President and Principal Executive Officer

Robert M. Levy—Executive Vice President

Judson H. Brooks—Vice President

Anthony P. Coniaris—Vice President

Richard J. Gorman—Vice President, Chief Compliance
Officer, Anti-Money Laundering Officer and Assistant Secretary

Kevin G. Grant—Vice President

Heidi W. Hardin—Vice President, Secretary and Chief Legal Officer†

Thomas E. Herman—Principal Financial Officer‡

David G. Herro—Vice President

M. Colin Hudson—Vice President

John J. Kane—Principal Financial Officer#, Treasurer

Chris W. Keller—Vice President

Matthew A. Logan—Vice President‡

Michael L. Manelli—Vice President

Clyde S. McGregor—Vice President

Ian J. McPheron—Vice President

Thomas W. Murray—Vice President

Michael J. Neary—Vice President

William C. Nygren—Vice President

Vineeta D. Raketich—Vice President

Janet L. Reali—Vice President, Secretary and Chief Legal Officer^

Robert A. Taylor—Vice President

Andrew J. Tedeschi—Assistant Treasurer

Edward J. Wojciechowski—Vice President

*  Mr. Ruder retired from the Board of Trustees effective December 31, 2015.

†  Ms. Hardin assumed her duties effective January 1, 2016.

‡  Messrs. Herman and Logan are no longer officers of the Trust as of February 9, 2016 and May 15, 2016, respectively.

#  Mr. Kane assumed his duties effective February 8, 2016.

^  Ms. Reali retired effective December 31, 2015.

Other Information

Investment Adviser

Harris Associates L.P.
111 S. Wacker Drive
Chicago, Illinois 60606-4319

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Washington, D.C.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

Contact Us

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

Oakmark.com

Twitter

@HarrisOakmark

To obtain a prospectus, an application or periodic reports, access our website at Oakmark.com, or call 1-800-OAKMARK (625-6275) or (617) 483-8327.

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Qs are available on the SEC's website at www.sec.gov. The Funds' Form N-Qs may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at Oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at Oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds; however, a shareholder of the Oakmark International Small Cap Fund may incur a 2% redemption fee on an exchange or redemption of Class I Shares and Class II Shares held for 90 days or less.

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Item 2. Code of Ethics.

Not required in this filing.

Item 3. Audit Committee Financial Expert.

Not required in this filing.

Item 4. Principal Accountant Fees and Services.

Not required in this filing.

Item 5. Audit Committee of Listed Registrants.

Not required in this filing.

Item 6. Investments.

(a) The Schedule of Investments in securities of unaffiliated issuers is included as part of the semi-annual report to shareholders filed under Item 1 of this Form.

(b) No disclosures are required by this Item 6(b).

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period covered by this report, no amendments were made to the procedures adopted in fiscal year 2007.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule

30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in this report is recorded, processed, summarized and reported within 90 days prior to the filing of this report, including ensuring that information required to be disclosed in this report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the time period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not required in this filing.

	(2)

Certifications of Kristi L. Rowsell, Principal Executive Officer, and John J. Kane, Principal Financial Officer, pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii).

	(3)	Not applicable.

(b)

Certifications of Kristi L. Rowsell, Principal Executive Officer and John J. Kane, Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harris Associates Investment Trust

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer
Date:	May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer
Date:	May 27, 2016

By:	/s/ John J. Kane
John J. Kane
Principal Financial Officer
Date:	May 27, 2016